UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

John Mueller
Leuthold Weeden Capital Management
33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period:  September 30, 2014

Item 1. Reports to Stockholders.

Annual Report
September 30, 2014

The Leuthold Funds

Leuthold Core Investment Fund
Retail Class Shares     LCORX
Institutional Class Shares     LCRIX

Leuthold Global Fund
Retail Class Shares     GLBLX
Institutional Class Shares     GLBIX

Leuthold Select Industries Fund     LSLTX

Leuthold Global Industries Fund
Retail Class Shares     LGINX
Institutional Class Shares     LGIIX

Grizzly Short Fund     GRZZX

The Leuthold Funds
Table of Contents

Letter to Shareholders	1

Expense Examples	14

Allocation of Portfolio Holdings	17

Components of Portfolio Holdings	20

Investment Graphs	21

Statements of Assets and Liabilities	30

Statements of Operations	34

Statements of Changes in Net Assets	38

Financial Highlights	43

Schedule of Investments

Leuthold Core Investment Fund	51

Leuthold Global Fund	63

Leuthold Select Industries Fund	73

Leuthold Global Industries Fund	77

Grizzly Short Fund	82

Notes to the Financial Statements	87

Report of Independent Registered Public Accounting Firm	102

Additional Information	103

Directors and Officers	104

The Leuthold Funds

Dear Fellow Shareholders:

It’s often said that the best bull markets surprise even the bulls, and the current one has certainly done that. Five years ago, when this bull market commenced, we didn’t even consider that the NASDAQ could possibly reach 5000 during the advance; on September 2, 2014, it closed within 8% of that target. Another milestone – the inflation-adjusted S&P 500 peak, recorded in March 2000, looms just 3.3% above its September 30, 2014, close. (At its September 18th high, it was just 1.3% short of that milestone.)

Our disciplined, quantitative market analysis kept us in harmony with the market advance for the majority of the last twelve months. In July our indicators began to deteriorate, a signal to us that a near-term setback was at hand. The combination of less Fed liquidity, elevated sentiment readings, and internally divergent stock market action all pointed to elevated risks.

While we expected a near-term correction, persistent strength in most stock market breadth measures in early September made it difficult to argue that a final bull market high was imminent. The NYSE Daily Advance/Decline Line joined the S&P 500 in record high territory on September 5th, and historically, such a “breadth confirmation” suggests a final bull market high is not likely for three to four more months, at a minimum. Hence, chances were good that any market decline would be measured in weeks (not months) and contained within the parameters of either a shallow (under 7%) or intermediate (7-12%) correction, before commencing to new – (and final?) – highs for this bull market cycle.

In the ensuing weeks, the S&P 500, propped up by mega cap stocks, experienced a loss of 1.4% for the month of September 2014, the close of our fiscal year. Our worry, however, is the weakness of Mid Cap, and especially Small Cap stocks. The trivial loss for the S&P 500 in September disguised the plight of the “average stock” performance, and that of smaller cap indices, which ranged from losses of between 4.6% (S&P 400 MidCap) to 6.1% (Russell 2000). Most active managers, including us, tend to be under-exposed to mega cap stocks and therefore experienced equity losses in September along the lines of the “average stock.”

There has also been pronounced underperformance in equal-weighted measures in relation to capweighted ones, all across the capitalization spectrum – a reason the indexes have recently become so difficult for managers to beat. While Mid and Small Cap equal-weighted averages have shown a weakening trend throughout 2014, the underperformance of the equal-weighted S&P 500 is a newer development. All three equal-weighted measures experienced a free-fall in September. Yet, bull markets can persist for an extended time in the face of Small Cap underperformance. (Does 1995-1999 ring a bell?)

In the end, neither the duration nor the extent of a cyclical bull move can be projected in advance. We will continue to focus our analyses on current conditions, such as valuations, Fed policy, inflation pressures, investor sentiment, and stock market action itself. These disciplines helped us stay aboard a bull that far exceeded our expectations, and currently they are indicating we may be poised for a healthy near-term correction. Nonetheless, while the signs are not as robust as earlier in the year, the five-plus-year-old upswing likely has a little more life left.

During the fiscal year ended September 30, 2014, the Leuthold Core Investment Fund performance surpassed the return of its peer average as measured by the Lipper Flexible Portfolio Funds Index. The Leuthold Global Fund had solid results, but not

The Leuthold Funds - 2014 Annual Report	1

as strong as the Leuthold Core Investment Fund; foreign markets have trailed the U.S. stock market over the past year. Predictably, when compared to all-equity benchmarks in a strong year for stocks, both Funds trailed. As with last year, the performance gap between these tactical asset allocation funds versus all-equity benchmarks is explained by the Prospectus mandate which caps the Funds’ upper limit on stock market exposure at 70%. By the same token, the Funds’ maximum exposure threshold, and the flexibility to tactically lower equity exposure further, reduces downside risk during market declines. This allows the occasion for the Funds to make up the ground they lost against all-equity benchmarks during the stronger market advances. Considering the advanced age (5+ years) of the bull market, and some of the greatest bull market gains in history, the “catch up” phase for these tactical strategies is getting closer.

Both the Leuthold Select Industries Fund and the Leuthold Global Industries Fund (long-only equities) were strong performers for the first nine months of the fiscal year, each leading their benchmark comparators by between 400 – 700 basis points through June. Their results reflected the perpetuation of strong group leadership trends that were established in the prior fiscal year. The last three months of the year posed more of a challenge, especially September, when the “average stock” suffered a serious breakdown. During that time, the Leuthold Select Industries Fund and the Leuthold Global Industries Fund forfeited their performance advantage against their mega cap benchmarks, the S&P 500 and MSCI All Country World Index, respectively, each ending the year with performance about on par comparatively. Versus their Lipper peer fund index benchmarks, during the last three months of the fiscal year, Leuthold Select Industries and Leuthold Global Industries Funds also lost some of their performance edge, but overall preserved their leadership positions over those peer fund indices for the full twelve months ended September 30th.

The Grizzly Short Fund had mixed performance against its benchmarks for the 2013-2014 fiscal year. Its most comparable benchmark based on market capitalization is the inverse of the S&P 400 MidCap Index, which outperformed by losing 2.4% less than the Grizzly Short Fund. However, when compared to its peer fund group, the Lipper Dedicated Short Bias Funds Index, the Grizzly Short Fund outperformed by 1,023 basis points, and the Fund also outdid the mega cap S&P 500 (inverse benchmark) by over 550 basis points. These variable fiscal year comparisons of the Grizzly Short Fund results against several benchmarks illustrate how severely and suddenly the market’s seemingly uniform strength broke down. Especially in September, as noted earlier, the Small Cap, Mid Cap, and average stock experienced a free-fall while the mega cap S&P 500 survived relatively unscathed. The Grizzly Short Fund results compared so much more favorably against the S&P 500 than the S&P 400 MidCap because those short-selling the mega cap index had much less opportunity to profit from declining prices compared to those, like the Grizzly Short Fund, with smaller capitalization characteristics.

Following, we review the results of each Leuthold Fund strategy in depth, and present the fine points of portfolio performance drivers – good and bad – for the fiscal year ended September 30, 2014.

2	The Leuthold Funds - 2014 Annual Report

FUND OVERVIEWS

Leuthold Core Investment Fund
Opened on November 20, 1995, this is our firm’s flagship tactical asset allocation strategy, with $846 million of assets under management. The strategy is flexible, with exposure to asset class investments routinely adjusted to suit the environment; these adjustments are determined by the ongoing study of market conditions and economic factors. The objective is to identify areas of value that appear poised for strong performance while attempting to avoid excessive risk. Assets are allocated between stocks, bonds, foreign securities, alternative investments, and money market instruments. The Fund may employ hedging techniques for tactical purposes, to take advantage of pricing excesses, or for major defensive moves against a particular asset class. The Fund’s objective is capital appreciation and income over the long-term, attained through relatively risk averse, prudent investment selection. When the stock market is in a strong uptrend, the Leuthold Core Investment Fund’s diversified portfolio will unlikely match returns of a fully invested equity portfolio. However, over a full market cycle, it is our goal to outperform the stock market.

●	Leuthold Core Investment Fund uses the Leuthold Select Industries strategy as the primary vehicle for its U.S.-traded stock market exposure.

●	Investment Guidelines: 30%-70% equity exposure; 30%-70% fixed income exposure. There is no foreign investment minimum criterion. Certain market conditions may prompt a departure from these guidelines.

●
Effective on November 8, 2013, the Leuthold Core Investment Fund acquired the assets and liabilities of the Leuthold Asset Allocation Fund. The investment adviser recommended the acquisition because of the similarities of the two Funds’ investment objectives, investment strategies, risks, and portfolios. In addition, the acquisition provides the potential to achieve economies of scale due to the larger combined asset base and shared costs.

Leuthold Global Fund
Opened on April 30, 2008, with current assets under management of $362 million, this tactical asset allocation strategy is the “global” equivalent of our flagship Leuthold Core Investment Fund. The strategy and objective of this Fund are analogous to that of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion; however, this global version intends to maintain at least 40% of assets in foreign-traded securities. The Leuthold Global Fund invests in U.S. and foreign-traded stocks, bonds, alternative investments, and money market instruments. The Fund may employ hedging techniques for tactical purposes, to take advantage of pricing excesses, or for major defensive moves against a particular asset class.

●	Leuthold Global Fund uses the Leuthold Global Industries strategy as the primary vehicle for its global stock market investments.

●	Investment Guidelines: 30%-70% equity exposure; 30%-70% fixed income exposure; 40% minimum in foreign-traded securities. Certain market conditions may prompt a departure from these guidelines.

The Leuthold Funds - 2014 Annual Report	3

Leuthold Select Industries Fund
This Fund opened on June 19, 2000, and has total assets under management of $15 million. It maintains 100% long exposure in domestically traded stocks, regardless of market conditions. This attribute results in the potential for considerably higher volatility, higher risk, and the probability that investors will lose money when the stock market declines. The Leuthold Select Industries Fund employs a top-down approach, based on industry group rotation, and sector concentrations. Driven by extensive quantitative analysis, the strategy attempts to identify collective areas of strength and emerging leadership opportunities.

●	This strategy contains more risk as it is more aggressive and thereby offers the potential to achieve larger gains in market upswings, or deeper losses in market corrections.

Leuthold Global Industries Fund
Launched on May 17, 2010, this Fund has total assets under management of $28 million. It is an extension of our domestic approach to equity industry group rotation. The intent of this equity strategy is to identify collective areas of strength and emerging leadership opportunities at the global level. This Fund will normally invest at least 40% of its assets in equity securities traded in foreign markets.

●
This strategy contains more risk as it is more aggressive and thereby offers the potential to achieve larger gains in market upswings, or deeper losses in market corrections. Foreign investment carries additional risks.

Grizzly Short Fund
Opened June 19, 2000, this is an unleveraged, actively managed Fund that is 100% invested in stocks sold short, intended to profit when stock prices decline. The Fund has assets under management of $72 million. Policy mandates the Grizzly Short Fund target 100% exposure in stocks sold short at all times, even when the stock market is in a rising trend.

●
The Grizzly Short Fund typically maintains approximately equal-weighted short positions in roughly 60-90 individual stocks, initially selected by a multi-factor quantitative discipline. Each position is monitored daily and subject to a set of short covering disciplines.

●	Shareholders should anticipate they would most likely lose money investing in this Fund when stock prices are rising.

This is not a Fund for buy and hold investors. The Grizzly Short Fund is a tool for experienced investors, traders, and advisors to employ as a means of tactically moderating risk from stock price fluctuations. It is also used in varying degrees with other multi-faceted portfolio strategies.

4	The Leuthold Funds - 2014 Annual Report

ANNUAL PERFORMANCE REVIEW

Leuthold Core Investment Fund
The Fund maintained a bullish posture from October 2013 through July 2014, with average net equity exposure of 63%, a heavier level than the prior fiscal year. Throughout July, however, our market analysis reversed course, and by early August a “neutral” reading was triggered; it was the first neutral reading in over a year. This weaker pattern of scores resulted in a more cautious stance toward stocks, and net equity exposure was thus reduced to 56% for August and September.

For the fiscal year ended September 30, 2014, the Leuthold Core Investment Fund posted a total return gain of 11.49% (retail share class), soundly outperforming the 9.63% total return gain of the Lipper Flexible Portfolio Funds Index. The all-equity S&P 500 benchmark had a total return gain of 19.73% for the year.

Over the course of a full market cycle the goal is to outperform the S&P 500; however, during strong intra-cycle market advances (like the last twelve months), we don’t expect the Fund will be able to match the returns of a fully-invested equity index. On the other hand, like the Leuthold Core Investment Fund, the Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across several asset classes. Because of that similitude, it is a reasonable benchmark to use as a performance gauge with the Leuthold Core Investment Fund throughout the course of market cycles. Over the last twelve months, when evaluated against the more comparable Lipper Flexible Portfolio Funds Index, the Leuthold Core Investment Fund exceeded its peers’ average results.

Among the Fund’s sub-asset class exposures is our Leuthold Select Industries equity allocation (U.S.- traded long stocks), and we do endeavor to surpass, over the long-term, the results of the S&P 500 within that allocation. For the twelve months ended September 30, 2014, Leuthold Select Industries performed very well, nearly matching the return of the S&P 500. For performance specifics related to the Fund’s U.S.-traded stock investments, see the performance discussion of the Leuthold Select Industries Fund on subsequent pages.

The Fund maintained an Equity Hedge in varying degrees, even though we were positive toward stocks the majority of the year. This position served different functions at different times: 1) hold net equities at/below the 70% maximum threshold when market gains propped up exposure; and, 2) lessen the impact of losses amidst volatility and mid-cycle market corrections. From October through July, the hedge was a relatively negligible 5% position, on average. When our market analysis declined to neutral in early August, the hedge was boosted to a 10% allocation and provided some shelter when the market corrected in September. The holding delivered a cumulative 13.8% net loss during the year, yet because of the allocation’s relatively insignificant size, the effect on Fund performance overall was immaterial.

Emerging Market (EM) Equities continued their long tenure in the portfolio (14+ years), averaging 4% of portfolio assets – in the vicinity of last year’s average holding of 5% (our normal long-term base target). For the fiscal year ended September 30, 2014, these EM equities outperformed with a 6.90% gain versus the MSCI Emerging Market Index gain of 4.66%.

●
Within the EM equity allocation, the portfolio’s highest concentration continued to be in the Pacific Rim (ex-Japan), at nearly 70% weight. This was followed by Europe (13%), Latin America (8%), Africa/MidEast (7%), and North America (1%). The largest change occurred with the exposure to Latin America, which dropped from a 16% weight one year ago — 10% less than the benchmark weight of 18%. Countries with positive contributions to return of at least 1% during the fiscal year were South Korea, China, India, and Hong Kong. Countries that detracted from performance by at least 1% were Russia and Brazil.

The Leuthold Funds - 2014 Annual Report	5

●
From a sector view, Information Technology was the largest weight in the EM exposure, up from being the second largest weight twelve months ago. It was also by far the most positive sector contributor to the Fund’s EM return, providing over 3% to results. Financials and Consumer Discretionary were the next biggest sector weights in the EM allocation. The biggest change among the sector exposure was a 4% reduction in the Telecommunications weight, which dropped it from the fourth heaviest portfolio weight one year ago, to the third smallest EM weight now. EM stocks from Consumer Discretionary, Consumer Staples, and Health Care each provided over 1% to the allocation’s return, while EM stocks from Materials, Energy, and Industrials had negative contributions to return.

For the Fund’s Fixed Income selection, we employ a top-down tactical asset allocation framework, using a multi-factor model to first evaluate “risk” and determine whether to favor low risk assets (Developed Market government securities), or higher risk assets (credit). For low risk vehicles, a multi-factor model is used to select between nominal and inflation-linked government securities, whereas the high-risk allocation applies a two-factor model (Momentum and Yield) to assess relative attractiveness among the five credit classes.

●
In this interest rate environment we do not believe potential rewards outweigh the substantial risks in Fixed Income, so our exposure has been lower than our guideline minimum target of 30%. Over the last twelve months we maintained an average level of 21% in this asset class, similar to the prior two fiscal years; we view the overall allocation as a potential shock absorber to unexpected equity jolts.

●
To diversify risk, Fixed Income investments were apportioned over a range of security types, including government securities and credit. The largest single allocation was Developed Sovereign Debt at a 12.8% average portfolio weight. This was followed by Quality Corporate Bonds (3.7%), MBS Bond Funds (3.0%), Municipal Bonds (0.7%), and High Yield Bonds (0.5%). The small remaining position in Emerging Sovereign Debt (0.4% average weight) was sold out of the portfolio by March. With the exception of Developed Sovereign Debt (small 0.6% loss), all holdings had cumulative gains for the fiscal year.

Our physical Gold allocation had dwindled to a 2.5% weight by October 2013, and was completely sold-off in December, as we believed the gold play had run its course. This position lost 8% during the final three-month holding period, but its minuscule weight resulted in negligible adverse impact on overall Fund results.

Leuthold Global Fund
This is the global variation of the Leuthold Core Investment Fund, and it thereby follows the same macro analysis of stock market risk. Due to this, one should expect that the two Funds will make parallel moves when it comes to major defensive or offensive market strategy adjustments. As with the Leuthold Core Investment Fund, from October 2013 through July 2014, the Leuthold Global Fund maintained a bullish posture with average net equity exposure of 63%, a heavier level than the prior fiscal year. Throughout July, however, our market analysis reversed course, and by early August a “neutral” reading was triggered; it was the first neutral reading in over a year. This weaker pattern of scores resulted in a more cautious stance toward stocks, and net equity exposure was thus reduced to 56% for August and September.

For the fiscal year ended September 30, 2014, the Leuthold Global Fund posted a total return gain of 7.68% (retail share class), lagging the 11.89% total return gain of the all-equity MSCI All Country World Index (ACWI). Because the MSCI ACWI is 100%

6	The Leuthold Funds - 2014 Annual Report

invested in equities, we don’t consider the Fund’s 4% performance lag as disappointing, especially in light of the Fund’s further reduced equity exposure the last few months of the fiscal year.

In contrast to the all-equity MSCI ACWI, the Leuthold Global Fund strategy requires investments to be allocated across a variety of asset classes, with maximum exposure to the stock market capped at 70%. Therefore, while over the course of a full market cycle the objective is to outperform the MSCI ACWI, this all-equity benchmark is not an ideal measure for appraising the Leuthold Global Fund’s intra-cycle results. During strong intra-cycle market advances (like the last twelve months), we don’t expect the Fund will be able to match the returns of a fully invested equity index. In prior years we also used the Lipper Global Flexible Funds Index as comparator because it was a better representation of peer group, flexible asset allocation performance throughout the course of a market cycle. Lipper eliminated this classification in August; hence, for now we do not have a suitable replacement to present true ‘like for like’ performance comparisons.

The Leuthold Global Fund’s long stock exposure, on the other hand, does endeavor to exceed the results of the MSCI ACWI throughout market cycles. In the latest fiscal year ended September 30, 2014, performance of the Fund’s global equities was solid, matching the return of the MSCI ACWI. For fiscal year performance details related to the global equity allocation employed here, see the discussion of the Leuthold Global Industries Fund on subsequent pages.

The Fund maintained an Equity Hedge in varying degrees even though we were positive toward stocks the majority of the year. This position served a few different functions: 1) hold net equities at/below the 70% maximum threshold when market gains propped up exposure; 2) lessen the impact of losses amidst volatility and mid-cycle market corrections; and, 3) preserve a minor foothold in foreign stocks sold short as this process can be more complex and inefficient to initiate when trading on foreign exchanges. From October through July, the hedge was a relatively negligible 4% position, on average. When our market analysis declined to neutral in early August, the hedge was boosted to a 10% allocation and provided some shelter when the market corrected in September. The holding delivered a cumulative net loss of 10.6% during the year, yet because of the allocation’s relatively insignificant size, the effect on Fund performance overall was immaterial.

For the Fund’s Fixed Income selection, we employ a top-down tactical asset allocation framework, using a multi-factor model to first evaluate “risk” and determine whether to favor low risk assets (Developed Market government securities), or higher risk assets (credit). For low risk vehicles, a multi-factor model is used to select between nominal and inflation-linked government securities, whereas the high-risk allocation applies a two-factor model (Momentum and Yield) to assess relative attractiveness among the five credit classes.

●
In this interest rate environment we do not believe potential rewards outweigh the substantial risks in Fixed Income, so our exposure has been lower than our guideline minimum target of 30%. Over the last twelve months we maintained an average level of 22% in this asset class, similar to the prior two fiscal years; we view the overall allocation as a potential shock absorber to unexpected equity jolts.

●
To diversify risk, Fixed Income investments were apportioned over a range of security types, including government securities and credit. The largest single allocation was Developed Sovereign Debt at a 12.3% average portfolio weight. This was followed by Quality Corporate Bonds (4.4%), MBS Bond Funds (3.5%), High Yield Bonds (0.7%), and Municipal Bonds (0.5%). The small remaining position in Emerging Sovereign Debt (0.1% average weight) was sold out of the portfolio by March. With the exception of Developed Sovereign Debt (small 0.6% loss), all holdings had cumulative gains for the fiscal year.

The Leuthold Funds - 2014 Annual Report	7

Our physical Gold allocation had dwindled to a 2.2% weight by October 2013, and was completely sold-off in December, as we believed the gold play had run its course. This position lost 8% during the final three-month holding period, but its minuscule weight resulted in negligible adverse impact on overall Fund results.

Leuthold Select Industries Fund
This all-equity Fund had a competitive total return gain of 19.02% for the fiscal year ended September 30, 2014, outperforming the 15.37% total return gain of the Lipper Multi-Cap Core Funds Index and about matching the S&P 500’s 19.73% total return gain.

Other than a short lapse in May, our industry group model sustained its traction of the prior year uninterrupted from October 2013 through June 2014. During those months, the Fund outperformed the S&P 500 by nearly 500 basis points and it was ahead of the Lipper Multi-Cap Core Funds Index by nearly 700 basis points. That leadership cushion was important during the final three months, especially in September, as volatility jumped and risk-off mentality spread across stocks. Medium-term trends abruptly disappeared, posing a challenge to the Leuthold Select Industries Fund. From July through September, the Fund lost 460 and 263 basis points more than the S&P 500 and Lipper Multi-Cap Core Funds Index, respectively.

Three of the four heaviest broad sector concentrations at the beginning of the fiscal year are still among the top four. This includes Information Technology, Industrials, and Consumer Discretionary. That stability of corresponding exposure over the course of twelve months underscores the firmness of leadership trends present in the market. This is an elemental characteristic or the long-term success of Select Industries; the impressive outperformance during the first nine months illustrates the edge the Fund can gain from the strategy’s ability to identify trends early on. Equally, the underperformance of the last three months shows how the removal of trends can be a disadvantage.

Our holdings in Industrials, Information Technology, and Health Care were the most significant positive contributors to return. Each allocation outperformed its respective S&P 500 sector, which indicates our selection of investments within each was superior to owning the S&P 500 sector. The same can be said of our Consumer Staples and Consumer Discretionary holdings, as each was a positive contributor to return and outperformed the corresponding S&P 500 sector. Our Financials holdings added solid performance but did not outperform the S&P 500 Financials sector. Just two sector allocations had negative contributions to performance, Utilities and Energy, which, when combined, provided a 1% loss.

The most notable changes among sector exposure were in the Financials and Energy sectors. Financials declined to a 5% weight versus 18% a year ago, while Energy rose to a 12% weight versus a zero weight at the beginning of the fiscal year. Market exposure broadened further during the year with the addition of small weights to the Materials and Utilities sectors, both of which were at zero exposure a year ago. Telecommunication Services is the sole sector that remains at a zero weight.

At the industry level, few groups were subtractive to performance. Consequently, the Fund’s most favorable exposures were a diversified lot as far as sector affiliation. Five of the most positive contributors were reprises from last year, indicating that the disciplines effectively identified particularly strong and prolonged leadership trends with these groups: Airlines, Data Processing & Outsourced Services, Drug Retail, Automotive Retail, and Managed Health Care. Other groups with large positive contributions to return were Health Care Distributors, Technology Hardware & Storage, Aerospace & Defense, and Multi-Line Insurance.

8	The Leuthold Funds - 2014 Annual Report

Those industry group holdings with minor subtractive contributions to return included Integrated Oil & Gas, Water Utilities, Oil & Gas Refining, and Advertising. With the exception of Advertising, these group detractors aligned with the performance detractors at the sector-level (Energy and Utilities).

For the first nine months of the fiscal year, foreign-domiciled stocks (traded on U.S. exchanges, i.e. via ADR/ADS) comprised about 8% of the portfolio, with Developed Markets capturing 99% of that exposure. These ratios underwent a relatively noteworthy change in late June, as foreign-domiciled stocks expanded to a 14% weight. Additionally, within that foreign market exposure, Developed Market stocks decreased to a 95% weight and Emerging Market stocks increased to 5%. This illustrates how just one group allocation can have a conspicuous effect on portfolio attributes, as these foreign weight changes were triggered by the new purchase of an Energy sector group, Integrated Oil & Gas, of which 80% of the component stocks are from non-U.S. companies, and have a particularly strong Emerging Market presence.

Leuthold Global Industries Fund
This all-equity Fund had a solid total return gain of 11.78% (retail share class) for the fiscal year ended September 30, 2014. The Lipper Global Multi-Cap Value Index lagged the Fund with a total return gain of 9.47%, and the MSCI All Country World Index (ACWI) returned slightly more, 11.89% total return.

As with our domestic equity strategy, our global industry group model upheld its performance leadership for the first nine months of the fiscal year. During those months, the Fund outperformed the S&P 500 by over 400 basis points and it led the Lipper Global Multi-Cap Value Index by about 500 basis points. That leadership cushion was important during the final three months, especially in September, as volatility jumped and risk-off mentality spread across stocks. Medium-term trends abruptly disappeared, posing a challenge to this Global Industries strategy. From July through September, the Fund lost 699 and 207 basis points more than the MSCI ACWI and Lipper Global Multi-Cap Value Index, respectively.

The Fund’s U.S. stock exposure ended the year at a weight of 45%, the lower end of its twelve-month range. During the year it fluctuated by 11%, reaching a high point of 55% by the end of December before migrating down to a low of 44% in May. The MSCI ACWI stayed in a much narrower range, with 46-47% directed to U.S. stocks from September through July; it then trended a small degree higher, to about 49% by September 30th. The Fund’s Developed Market and Emerging Market exposures also drifted much more than did those of the MSCI ACWI. Of the foreign-traded securities in the Global Industries Fund, Developed Market exposure ranged from 92% down to 78%, and Emerging Market stocks spanned from 8% to 22%, differentials of 14% for each subset. Rather than random fluctuation, there was a distinct trend as the year progressed toward higher exposure in Emerging Markets and a lowered weight in Developed Markets. These variations demonstrate the Fund’s dynamic approach (versus the MSCI benchmark) to actively shift allocations as the quantitative disciplines identify value and potential opportunities, based on changing conditions in the marketplace.

As noted, the levels of Developed and EM exposure are not deliberate choices. Rather, they are guided solely by the results of the quantitative scoring of the equity groups and stocks within groups. This Fund’s investments are determined by: 1) selecting the industry groups that appear most attractive according to our quantitative disciplines; and, 2) investing in the highest rated stocks from those groups. Our global selection approach does not consider, or target, specific countries of domicile or regions of the world as do most global investment tactics. We believe that building investments in concentrations of industries, which may mutually benefit from the interdependent global economy, will generate superior returns over the traditional approach of focusing on location.

The Leuthold Funds - 2014 Annual Report	9

During the fiscal year, five broad sector exposures were responsible for the bulk of the Fund’s gain. Information Technology, Industrials, and Financials had the biggest effect, followed by Consumer Discretionary and Health Care. The Fund’s Info Tech and Consumer Discretionary positions were about double the weight of their corresponding MSCI ACWI sector weights, while the other three sector weights were about in line comparatively. At the global industry group level, the best results came from the Fund’s allocations to equity investments in Computers & Peripherals, Airlines (repeat from 2013), Managed Health Care, Semiconductors, Auto Components (repeat from 2013), Multi-Line Insurance (repeat from 2013), and Road & Rail. Note the three group investments that carried over (repeats) from last year and continued to outperform. This indicates that the disciplines effectively identified particularly strong and prolonged leadership trends with these groups.

Sector allocations that subtracted from performance were Energy, Materials, and Consumer Staples. Each of these performed considerably worse than its equivalent MSCI ACWI sector, indicating poor selection of industry group investments and/or stock positions within those related industry groups. The specific industry group investments with the most negative contributions to return were Oil & Gas Exploration, Integrated Oil & Gas, Casinos & Gaming, Steel, Automobiles, Oil & Gas Refining, and Paper & Forest Products.

During the year, the Fund had investments in 31 countries outside the U.S., with an average of 27 country investments in any given month. Developed Market allocations that carried the heaviest weights all year (outside of the U.S.) were Japan, Germany, France, Canada, United Kingdom, Switzerland, and Hong Kong. During the front half of the year, Sweden was also a heavier weighted country, but that exposure incrementally decreased during the second half. In the latter half of the year, new allocations to Italy, Australia, and Spain grew to become some of the larger positions by fiscal year-end.

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Of the Emerging Market exposures, the biggest weights all year were investments in Taiwan, South Korea, and Poland. The number of different EM country investments began to expand quite rapidly in early 2014, reaching 16 countries by June, compared to an average of eight from October through January. Countries with larger positions from this expanded, second half EM exposure included Brazil, Czech Republic, Malaysia, and Thailand. China and India were full year holdings, but neither held a material weight until the last few months of the fiscal year.

●
Performance-wise, U.S. investments provided the most positive contribution to return. This was followed by investments in Germany, Taiwan, Japan, and Brazil. Each was an overweight position compared to the equivalent MSCI ACWI country exposure; our holdings associated with these countries were more value-added as they outperformed the corresponding MSCI ACWI country allocations. This tells us our group and/or stock selection within groups was high-quality. On the downside, South Korea, one of the heaviest weights in our EM exposure for the full year, was the largest country detractor to performance, contributing a loss of 80 basis points. Hong Kong investments produced the next most significant country level loss, subtracting 25 basis points from return.

Again, our global equity selection is unusual because the country-specific exposures are not intentional. Rather, they are the by-product of the quantitative approach used to gain exposure to the attractively-rated global industry groups. The traditional approach is to target the “locations” that appear to have upside potential, and then select stocks within that country or region that may benefit from its merits. We believe our non-traditional approach is able to cast a more expansive net to capture a higher quality collection of global opportunities, rather than limit our choices based on locality.

10	The Leuthold Funds - 2014 Annual Report

Grizzly Short Fund
This Fund is 100% short individual stocks, and is intended to profit when stock prices decline. For the fiscal year ended September 30, 2014, the Grizzly Short Fund produced a total return loss of 14.20%, appreciably better (+1,023 basis points) than the Lipper Dedicated Short Bias Funds Index total return loss of 24.43%. The Grizzly Short Fund results trailed the benchmark S&P MidCap 400 Index, which had total return gain of 11.82% (measured against the inverse performance, the Grizzly Short Fund was 238 basis points worse). Compared to the S&P 500 (19.73% total return), the Fund was 553 basis points better than the corresponding inverse of this index.

Bearing in mind that the median market capitalization of the Grizzly Short Fund is about $2.5 billion, compared with that of the S&P MidCap 400 Index ($3.6 billion), and the S&P 500 ($17.1 billion), the Grizzly Short Fund is more comparable to the S&P MidCap 400. Hence, the Grizzly Short Fund was not value-added over the last twelve months when compared to the index that most resembles the Fund’s typical stock positions, but it was value-added over its Large Cap counterpart.

Despite all broad sector exposures in the S&P 500 producing strong gains over the last twelve months, the Grizzly Short Fund still had two portfolio sector concentrations which produced positive contributions to its return. The Fund’s quantitative analysis was effective in identifying collections of stocks from the Consumer Staples and Industrials sectors which were vulnerable to decline in the face of strong market gains. These combined positions helped to offset Fund losses by 173 basis points.

Health Care holdings were relatively neutral performers, while Utilities and Telecommunications allocations were each subtractive by less than 100 basis points – these three sector weights were small allocations of about 4% each. (Frequently, the sectors and stocks we avoid are just as important as the ones we target.)

As is predictable in a market advance, the heaviest sector weight in the short portfolio, Information Technology, produced the largest negative contribution to return. This was followed by portfolio losses from stocks in the Financials and Materials sectors. Consumer Discretionary and Energy sector holdings each detracted by just over 100 basis points.

Dissecting by industry groups, there were constructive exposures which helped to offset the Fund’s losses, and thereby played a role in the Fund’s outperformance versus the S&P 500. The leading positive contributors included Packaged Foods & Meats, Electrical Components, Homefurnishing Retail, Research & Consulting Services, Coal & Consumable Fuels, Commercial Services, Airlines, Aerospace & Defense, and Silver. Of these groups, over half are constituents of the two sectors which generated gains, as noted earlier: Industrials and Consumer Staples.

There was no consistent sector theme among the industry group detractors. Those subtracting the most from results included Communications Equipment, Oil & Gas Storage/Transport, Steel, Semiconductors, Internet Software & Services, Specialized REITs, Environmental & Facilities Services, Homebuilding, and Regional Banks.

The Grizzly Short Fund is a highly disciplined methodology, with portfolio positions monitored on a daily basis. High turnover is characteristic; sector concentrations and industry group exposures have the potential to fluctuate considerably throughout the year. As opposed to a market capitalization weighted index, such as the S&P MidCap 400 or the S&P 500, the Grizzly Short Fund positions are similarly weighted across the portfolio. Due to this, the Fund is not subject to the shortcomings of having a small selection of oversized positions driving results. Additional features of the strategy include policies that trigger specific short-covering action, such as capturing gains and stop-loss tactics, and weighting limitations on sector and sub-industry group concentrations.

The Leuthold Funds - 2014 Annual Report	11

When the stock market is in a clearly rising trend, investors should expect the Grizzly Short Fund to lose money. Under those circumstances, the Fund’s goal is to add value over an index short by losing less. This past year the Fund’s objective was met when compared to the S&P 500 benchmark, but it fell short versus the S&P 400 MidCap Index.

Investors who are not experienced in short-selling and adjusting portfolios for changing risk profiles should consider one of our tactical asset allocation funds: the Leuthold Core Investment Fund or the Leuthold Global Fund. Those two Funds have the ability to implement this exact short-selling strategy to reduce risk when the stock market is viewed as overvalued and appears susceptible to a downside correction.

IN CLOSING

At this time our stock market analysis is bordering on a neutral/negative near-term outlook toward stocks. We would not be surprised to see a peak-to-trough correction in global stocks of 12-15%, with considerably larger losses in Small Caps and Emerging Market equities. However, the duration or extent of a market correction (or a rebound, for that matter) is an unknown factor, and there’s certainly the chance that any decline will fall short of our expectation.

Investor sentiment had been fairly restrained since the beginning of the bull market back in March 2009, but the big gains of 2013 seemed to finally drive away the last of any lingering memories from the 2008 debacle. In fact, in March of this year, our proprietary composite reading of investor sentiment shot up to the most optimistic reading in its 36-year history, sending a strong negative signal from a contrarian point of view.

While damage to any capitalization-weighted stock market measure has so far been limited, the DJIA, Russell 2000, and MSCI All Country World Index have broken below major trend-lines drawn off their 2009 bear market lows. Similar trend breaks in mid-2011 led immediately to a 19.4% decline in the S&P 500, along with much larger losses in Small Caps, cyclical stocks, and almost all foreign markets. Today, the breakdowns are occurring in the context of: 1) one of the longer cyclical bull markets on record (67 months through September); 2) elevated levels of investor confidence; 3) valuation readings above all but the “bubble era” market tops; 4) multiple “tapers” in the monthly level of Fed bond buying; and, 5) a severe breakdown in internal stock market participation (Small Cap and the “average stock” performance versus Mega Caps).

Still, the combination of elevated stock market valuations (especially in the U.S.) and inflated investor expectations can persist for extended periods…the market advance throughout the Technology mania provides the most memorable historical example. Inflated sentiment and valuation readings generally don’t become dangerous until stock market “liquidity” (or Federal Reserve policy accommodation) begins to contract. We believe the succession of Fed “tapers” in the monthly level of Quantitative Easing (QE) throughout 2014 has finally triggered such a liquidity contraction. In other words, this unusual form of Fed “tightening” has been underway for several months—even though the Fed isn’t expected to increase its benchmark Federal Funds Rate above the zero level until mid-2015 at the earliest.

Regardless of market direction, our quantitative processes continually monitor an extensive range of market data; asset class and equity group attractiveness are reassessed and adjusted on an ongoing basis. We anticipate increasingly difficult conditions in the coming year, especially with long equities, and we will embrace the challenge of finding routes to prosper in each of our strategies. Our goal is to add value over the long-term.

12	The Leuthold Funds - 2014 Annual Report

Your comments and questions are always welcome. We appreciate your interest and support of the Leuthold Fund strategies.

Sincerely,

Doug Ramsey, CFA, CMT
CIO & Co-Portfolio Manager

Matt Paschke, CFA	Chun Wang, CFA, PRM	Greg Swenson, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The Leuthold Funds - 2014 Annual Report	13

The Leuthold Funds

Expense Example – September 30, 2014 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2014 – September 30, 2014).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund, Leuthold Global Fund and Leuthold Global Industries Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following example. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	The Leuthold Funds - 2014 Annual Report

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class - LCORX

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 - September 30, 2014
Actual**	$1,000.00	$1,003.30	$ 6.48
Hypothetical (5% return before expenses)***	1,000.00	1,018.60	6.53

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.78 and the Fund’s annualized expense ratio would be 1.15%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.82 and the Fund’s annualized expense ratio would be 1.15%.

Leuthold Core Investment Fund - Institutional Class - LCRIX

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 - September 30, 2014
Actual**	$1,000.00	$1,004.30	$ 5.98
Hypothetical (5% return before expenses)***	1,000.00	1,019.10	6.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.33 and the Fund’s annualized expense ratio would be 1.06%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.37 and the Fund’s annualized expense ratio would be 1.06%.

Leuthold Global Fund - Retail Class - GLBLX

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 - September 30, 2014
Actual**	$1,000.00	$ 993.20	$ 8.29
Hypothetical (5% return before expenses)***	1,000.00	1,016.75	8.39

*	Expenses are equal to the Fund’s annualized expense ratio of 1.66%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.59 and the Fund’s annualized expense ratio would be 1.52%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.68 and the Fund’s annualized expense ratio would be 1.52%.

Leuthold Global Fund - Institutional Class - GLBIX

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 - September 30, 2014
Actual**	$1,000.00	$ 994.30	$ 7.35
Hypothetical (5% return before expenses)***	1,000.00	1,017.70	7.44

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.65 and the Fund’s annualized expense ratio would be 1.33%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $6.73 and the Fund’s annualized expense ratio would be 1.33%.

The Leuthold Funds - 2014 Annual Report	15

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Select Industries Fund - LSLTX

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 - September 30, 2014
Actual	$1,000.00	$1,006.00	$ 7.84
Hypothetical (5% return before expenses)	1,000.00	1,017.25	7.89

*	Expenses are equal to the Fund’s annualized expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Industries Fund - Retail Class - LGINX

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period* April 1, 2014 - September 30, 2014
Actual	$1,000.00	$ 990.80	$ 8.43
Hypothetical (5% return before expenses)	1,000.00	1,016.59	8.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Industries Fund - Institutional Class - LGIIX

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2014	September 30, 2014	April 1, 2014 - September 30, 2014
Actual	$1,000.00	$ 992.30	$ 7.19
Hypothetical (5% return before expenses)	1,000.00	1,017.85	7.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Grizzly Short Fund - GRZZX

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	April 1, 2014	September 30, 2014	April 1, 2014 - September 30, 2014
Actual**	$1,000.00	$ 960.90	$ 15.44
Hypothetical (5% return before expenses)***	1,000.00	1,009.32	15.82

*	Expenses are equal to the Fund’s annualized expense ratio of 3.14%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.62 and the Fund’s annualized expense ratio would be 1.55%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.81 and the Fund’s annualized expense ratio would be 1.55%.

16	The Leuthold Funds - 2014 Annual Report

The Leuthold Funds
(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings
September 30, 2014*

Leuthold Global Fund
Allocation of Portfolio Holdings
September 30, 2014

*	Excludes short-term investments less than 5% of net assets.
**	Amount is less than 0.05%.
The Leuthold Funds - 2014 Annual Report	17

The Leuthold Funds
(Unaudited)

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2014*

Leuthold Global Industries Fund
Allocation of Portfolio Holdings
September 30, 2014

* Excludes short-term investments less than 5% of net assets.
18	The Leuthold Funds - 2014 Annual Report

The Leuthold Funds
(Unaudited)

Grizzly Short Fund
Allocation of Portfolio Holdings
September 30, 2014*

*Excludes short-term investments less than 5% of net assets.
	The Leuthold Funds - 2014 Annual Report	19

The Leuthold Funds

Leuthold Core Investment Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
U.S. Traded Equity Securities	$532,210,468
Index Funds - Short	53,169,884
Foreign Government Bonds	51,026,320
U.S. Traded Equity Securities - Short	39,108,074
Mortgage Backed Bond Funds	32,970,928
Non-U.S. Traded Equity Securities	28,051,939
Foreign Government Bond Funds	25,582,367
Corporate Bond Funds	21,652,720
U.S. Treasury Obligations	17,390,649
Corporate Bonds	16,390,474
Foreign Currency Funds	7,964,206
High Yield Bond Funds	5,882,940
Index Funds	237,975
Total:	$831,638,944

Leuthold Global Fund (Unaudited)
Components of Portfolio Holdings	Fair Value
U.S. Traded Equity Securities	$127,698,925
Non-U.S. Traded Equity Securities	104,881,297
Short-Term Investments	28,089,171
Index Funds - Short	27,335,689
Foreign Government Bonds	22,685,885
Mortgage Backed Bond Funds	12,071,558
Corporate Bond Funds	11,868,149
Foreign Government Bond Funds	9,202,959
U.S. Treasury Obligations	6,618,023
U.S. Traded Equity Securities - Short	6,320,865
Corporate Bonds	4,929,325
Non-U.S. Traded Equity Securities - Short	4,153,446
Foreign Currency Funds	3,195,379
High Yield Bond Funds	2,104,353
Total:	$371,155,024

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Leuthold Select Industries Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Information Technology	$4,662,521
Industrials	2,225,879
Consumer Discretionary	2,058,293
Health Care	1,827,715
Energy	1,722,226
Materials	833,582
Financials	777,286
Utilities	413,851
Consumer Staples	404,238
Total:	$14,925,591

Leuthold Global Industries Fund (Unaudited)
Components of Portfolio Holdings	Fair Value
Information Technology	$7,800,799
Financials	6,246,831
Consumer Discretionary	4,062,453
Industrials	3,376,736
Utilities	2,624,451
Health Care	1,915,156
Energy	1,889,159
Materials	65,176
Total:	$27,980,761

Grizzly Short Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Consumer Discretionary	$16,292,924
Financials	15,974,814
Information Technology	12,550,359
Industrials	6,640,305
Energy	5,559,709
Health Care	4,404,034
Consumer Staples	2,783,304
Materials	2,072,706
Telecommunication Services	885,032
Utilities	705,648
Total:	$67,868,835

*Excludes short-term investments less than 5% of net assets.
20	The Leuthold Funds - 2014 Annual Report

Leuthold Core Investment Fund - Retail Class - LCORX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2014

	1 Year	3 Year	5 Year	10 Year
Leuthold Core Investment Fund - Retail Class - LCORX	11.49%	11.38%	6.44%	7.12%
Lipper Flexible Portfolio Fund Index	9.63%	13.14%	9.59%	6.89%
S&P 500 Index	19.73%	22.99%	15.70%	8.11%

A $10,000 Investment in the Leuthold Core Investment Fund – Retail Class - LCORX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/04. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2014 Annual Report	21

Leuthold Core Investment Fund - Institutional Class - LCRIX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2014

	1 Year	3 Year	5 Year	Since Inception
Leuthold Core Investment Fund - Institutional Class - LCRIX	11.66%	11.49%	6.55%	5.54%
Lipper Flexible Portfolio Fund Index	9.63%	13.14%	9.59%	5.92%
S&P 500 Index	19.73%	22.99%	15.70%	7.38%

A $1,000,000 Investment in the Leuthold Core Investment Fund – Institutional Class - LCRIX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

22	The Leuthold Funds - 2014 Annual Report

Leuthold Global Fund - Retail Class - GLBLX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2014

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Retail Class - GLBLX	7.68%	10.83%	8.58%	5.59%
MSCI ACWI	11.89%	17.24%	10.65%	5.57%
Barclays Global Aggregate Index	1.19%	1.16%	2.69%	3.61%
S&P 500 Index	19.73%	22.99%	15.70%	9.48%

A $10,000 Investment in the Leuthold Global Fund - Retail Class - GLBLX

The MSCI  ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2, 2014, the MSCI ACWI consisted of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/1/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2014 Annual Report	23

Leuthold Global Fund - Institutional Class - GLBIX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2014

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Institutional Class - GLBIX	7.95%	11.08%	8.81%	5.50%
MSCI ACWI	11.89%	17.24%	10.65%	4.17%
Barclays Global Aggregate Index	1.19%	1.16%	2.69%	3.32%
S&P 500 Index	19.73%	22.99%	15.70%	8.01%

A $1,000,000 Investment in the Leuthold Global Fund  - Institutional Class - GLBIX

The MSCI  ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2, 2014, the MSCI ACWI consisted of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 4/30/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

24	The Leuthold Funds - 2014 Annual Report

Leuthold Select Industries Fund - LSLTX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2014

	1 Year	3 Year	5 Year	10 Year
Leuthold Select Industries Fund - LSLTX	19.02%	23.16%	9.51%	8.82%
Russell 2000 Index	3.93%	21.26%	14.29%	8.19%
Lipper Multi-Cap Core Funds Index	15.37%	21.46%	14.25%	8.09%
S&P 500 Index	19.73%	22.99%	15.70%	8.11%

A $10,000 Investment in the Leuthold Select Industries Fund - LSLTX

The Russell 2000 Index is comprised of approximately 2000 of the smallest companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization.

The Lipper Multi-Cap Core Funds Index is an average of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/04. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2014 Annual Report	25

Leuthold Global Industries Fund - Retail Class - LGINX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2014

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Industries Fund - Retail Class - LGINX	11.78%	19.76%	n/a	12.87%
MSCI ACWI	11.89%	17.24%	10.65%	12.00%
Lipper Global Multi-Cap Value Index	9.47%	17.13%	n/a	12.07%
S&P 500 Index	19.73%	22.99%	15.70%	15.86%

A $10,000 Investment in the Leuthold Global Industries Fund - Retail Class - LGINX

The MSCI  ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2, 2014, the MSCI ACWI consisted of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.  Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/17/10 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

26	The Leuthold Funds - 2014 Annual Report

Leuthold Global Industries Fund - Institutional Class - LGIIX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2014

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Industries Fund - Institutional Class - LGIIX	12.16%	20.13%	n/a	13.20%
MSCI ACWI	11.89%	17.24%	10.65%	12.00%
Lipper Global Multi-Cap Value Index	9.47%	17.13%	n/a	12.07%
S&P 500 Index	19.73%	22.99%	15.70%	15.86%

A $1,000,000 Investment in the Leuthold Global Industries Fund - Institutional Class - LGIIX

The MSCI  ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2, 2014, the MSCI ACWI consisted of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.  Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 5/17/10 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2014 Annual Report	27

Grizzly Short Fund - GRZZX
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2014

	1 Year	3 Year	5 Year	10 Year
Grizzly Short Fund - GRZZX	(14.20%)	(22.99%)	(17.25%)	(11.47%)
Lipper Dedicated Short Bias Funds Index	(24.43%)	(29.53%)	(23.34%)	(14.46%)
S&P MidCap 400 Index	11.82%	22.43%	16.37%	10.29%
S&P 500 Index	19.73%	22.99%	15.70%	8.11%

A $10,000 Investment in the Grizzly Short Fund - GRZZX

The Lipper Dedicated Short Bias Funds Index is an equally weighted representation of funds in the Lipper Dedicated Short Bias category. These funds employ a hedge fund strategy that maintains a new short exposure to the market through a combination of short and long positions. A dedicated short bias investment strategy attempts to capture profits when the market declines, by holding investments that are overall biased to the short side.

The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/04. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

28	The Leuthold Funds - 2014 Annual Report

The Leuthold Funds - 2014 Annual Report	29

The Leuthold Funds
Statements of Assets and Liabilities
September 30, 2014

	Leuthold Core Investment Fund (Consolidated)	Leuthold Global Fund (Consolidated)	Leuthold Select Industries Fund
ASSETS:
Investments, at cost
Unaffiliated Securities	$658,399,847	$300,955,408	$12,548,015
Affiliated Securities	8,599,014	—	—
Total Investments, at cost	666,998,861	300,955,408	12,548,015
Investments, at fair value
Unaffiliated Securities	757,256,288	333,345,025	14,997,615
Affiliated Securities	7,964,206	—	—
Total Investments, at fair value	765,220,494	333,345,025	14,997,615
Cash	—	104,335	517
Foreign currency (cost $4,545, $106,815, and $0, respectively)	4,553	106,819	—
Receivable for Fund shares sold	549,049	508,556	—
Receivable for investments sold	2,610,409	—	—
Collateral at broker for securities sold short	172,509,019	65,704,946	—
Interest receivable	858,338	351,598	2
Dividends receivable	424,641	845,912	9,125
Other assets	57,332	13,886	10,854
Total Assets	942,233,835	400,981,077	15,018,113

LIABILITIES:
Securities sold short, at fair value (proceeds $94,768,954, $38,413,995, and $0, respectively)	92,277,958	37,810,000	—
Payable for investments purchased	2,442,215	—	—
Payable for Fund shares redeemed	391,529	76,330	—
Payable to Adviser	645,787	335,500	6,485
Payable to Custodian	34,557	20,353	2,151
Payable to Directors	31,384	12,967	573
Dividends payable on securities sold short	156,971	63,739	—
Distribution (Rule 12b-1) fees payable	36,294	39,153	—
Shareholder servicing fees payable	61,745	—	1,530
Accrued expenses and other liabilities	349,183	169,351	29,923
Total Liabilities	96,427,623	38,527,393	40,662
NET ASSETS	$845,806,212	$362,453,684	$14,977,451

30	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2014

	Leuthold
	Core		Leuthold		Leuthold
	Investment		Global		Select
	Fund		Fund		Industries
	(Consolidated)		(Consolidated)		Fund

NET ASSETS CONSIST OF:
Capital stock	$725,481,389		$297,140,719		$14,007,628
Accumulated net investment income (loss)	1,207,272		1,013,299		(38,812)
Accumulated net realized gain (loss)	18,428,485		31,359,252		(1,440,965)
Net unrealized appreciation on investments	100,689,066		32,940,414		2,449,600
Total Net Assets	$845,806,212		$362,453,684		$14,977,451

Retail Class Shares
Net assets	$569,237,299		$130,838,148		$14,977,451
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	30,190,431		11,585,850		748,204
Net Asset Value, Redemption Price and Offering Price Per Share	$18.85	*	$11.29	*	$20.02

Institutional Class Shares
Net assets	$276,568,913		$231,615,536		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	14,675,523		20,431,495		n/a
Net Asset Value, Redemption Price and Offering Price Per Share	$18.85	*	$11.34	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	31

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2014

	Leuthold
	Global	Grizzly
	Industries	Short
	Fund	Fund

ASSETS:
Investments, at cost
Unaffiliated Securities	$25,374,331	$1,183,717
Affiliated Securities	—	—
Total investments, at cost	25,374,331	1,183,717
Investments, at fair value
Unaffiliated Securities	27,980,761	1,183,717
Affiliated Securities	—	—
Total investments, at fair value	27,980,761	1,183,717
Cash	—	1
Foreign currency (cost $4,933 and $0, respectively)	4,938	—
Receivable for Fund shares sold	48,969	2,065,225
Receivable for investments sold	189,681	4,267,100
Collateral at broker for securities sold short	—	137,144,887
Interest receivable	2	11
Dividends receivable	92,174	—
Other assets	15,592	19,381
Total Assets	28,332,117	144,680,322

LIABILITIES:
Securities sold short, at fair value (proceeds $0 and $71,625,736, respectively)	—	67,868,835
Payable for investments purchased	—	4,120,503
Payable for Fund shares redeemed	17,634	330,508
Payable to Adviser	7,923	72,523
Payable to Custodian	53,302	89
Payable to Directors	1,152	2,424
Dividends payable on securities sold short	—	48,486
Distribution (Rule 12b-1) fees payable	5,084	—
Shareholder servicing fees payable	—	7,040
Accrued expenses and other liabilities	41,966	47,707
Total Liabilities	127,061	72,498,115
NET ASSETS	$28,205,056	$72,182,207

32	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2014

	Leuthold
	Global		Grizzly
	Industries		Short
	Fund		Fund

NET ASSETS CONSIST OF:
Capital stock	$25,270,585		$229,966,376
Accumulated net investment income (loss)	43,270		(1,626,796)
Accumulated net realized gain (loss) on investments	288,986		(159,914,274)
Net unrealized appreciation on investments and short positions	2,602,215		3,756,901
Total Net Assets	$28,205,056		$72,182,207

Retail Class Shares
Net assets	$11,351,746		$72,182,207
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	686,137		9,797,920
Net Asset Value, Redemption Price and Offering Price Per Share	$16.54	*	$7.37

Institutional Class Shares
Net assets	$16,853,310		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	1,013,706		n/a
Net Asset Value, Redemption Price and Offering Price Per Share	$16.63	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	33

The Leuthold Funds
Statements of Operations
For the Year Ended September 30, 2014

	Leuthold
	Core	Leuthold	Leuthold
	Investment	Global	Select
	Fund	Fund	Industries
	(Consolidated)	(Consolidated)	Fund

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $178,303, $497,183, and $0, respectively)	$9,012,562	$5,963,354	$170,909
Interest income	1,821,171	815,507	27
Total investment income	10,833,733	6,778,861	170,936

EXPENSES:
Investment advisory fees (Note 3)	7,407,913	3,932,206	138,347
Administration fees	359,430	147,768	6,263
Transfer agent fees	231,902	242,646	6,516
Legal fees	42,003	22,508	468
Audit fees	71,072	72,657	24,420
Fund accounting fees	124,592	67,764	5,847
Custody fees	137,802	113,216	11,254
Shareholder servicing fees - Retail Class	546,005	—	12,422
Registration fees	37,932	46,508	20,885
Report to shareholders	81,368	26,189	1,985
Directors’ fees	117,240	50,807	2,056
Distribution (Rule 12b-1) fees - Retail Class (Note 4)	—	261,929	—
Other	64,583	31,284	1,412
Total expenses before dividends and interest on short positions	9,221,842	5,015,482	231,875
Dividends and interest on short positions	1,005,752	401,062	—
Reimbursement from Adviser (Note 3)	—	—	(13,531)
Total expenses	10,227,594	5,416,544	218,344
NET INVESTMENT INCOME (LOSS)	$606,139	$1,362,317	$(47,408)

34	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2014

	Leuthold
	Core	Leuthold	Leuthold
	Investment	Global	Select
	Fund	Fund	Industries
	(Consolidated)	(Consolidated)	Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SHORT POSITIONS, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Affiliated Issuers	$(878,403)	$—	$—
Unaffiliated Issuers	87,396,518	38,145,816	1,549,083
Investment companies	(620,880)	(479,917)	—
Realized gain distributions received from investment companies	8,387	6,495	—
Short positions	(7,804,344)	(2,078,447)	—
Foreign currency and foreign currency translation	54,542	364,923	(31)
Net unrealized appreciation (depreciation) during the period on:
Affiliated Issuers	(439,361)	(150,257)	—
Unaffiliated Issuers	20,887,799	14,591,819	529,718
Investment companies	241,881	35,563	—
Short positions	2,185,189	279,658	—
Foreign currency and foreign currency translation	(3,630,005)	(25,244,779)	—
Net realized and unrealized gain on investments, investment companies, short positions, and foreign currency and foreign currency translation	97,401,323	25,470,874	2,078,770
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,007,462	$26,833,191	$2,031,362

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	35

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2014

	Leuthold
	Global	Grizzly
	Industries	Short
	Fund	Fund

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $57,337 and $0, respectively)	$600,314	$—
Interest income	44	661
Total investment income	600,358	661

EXPENSES:
Investment advisory fees (Note 3)	268,795	854,544
Administration fees	15,097	30,055
Transfer agent fees	33,758	31,105
Legal fees	887	2,576
Audit fees	22,819	8,708
Fund accounting fees	17,989	11,496
Custody fees	83,287	512
Shareholder servicing fees - Retail Class	—	59,818
Registration fees	32,020	45,134
Report to shareholders	3,998	10,949
Directors’ fees	4,141	9,828
Distribution (Rule 12b-1) fees - Retail Class (Note 4)	23,236	—
Other	2,591	6,488
Total expenses before dividends and interest on short positions	508,618	1,071,213
Dividends and interest on short positions	—	1,218,838
Reimbursement from Adviser (Note 3)	(89,378)	—
Total expenses	419,240	2,290,051
NET INVESTMENT INCOME (LOSS)	$181,118	$(2,289,390)

36	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2014

	Leuthold
	Global	Grizzly
	Industries	Short
	Fund	Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SHORT POSITIONS, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Unaffiliated Issuers	$1,332,925	$—
Investment companies	(11,597)	—
Short positions	—	(10,545,730)
Foreign currency and foreign currency translation	(5,844)	11
Net unrealized appreciation (depreciation) during the period on:
Unaffiliated Issuers	4,541,471	—
Short positions	—	2,110,822
Foreign currency and foreign currency translation	(3,748,129)	8
Net realized and unrealized gain (loss) on investments, investment companies, short positions, and foreign currency and foreign currency translation	2,108,826	(8,434,889)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,289,944	$(10,724,279)

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	37

Leuthold Core Investment Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended September 30, 2014	Year Ended September 30, 2013
OPERATIONS:
Net investment income	$606,139	$3,544,463
Net realized gain on investments, investment companies, short positions, and foreign currency and foreign currency translation	78,155,820	67,006,642
Net unrealized appreciation on investments, investment companies, short positions, and foreign currency and foreign currency translation	19,245,503	721,729
Net increase in net assets from operations	98,007,462	71,272,834

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(6,851,465)	(6,240,190)
From net investment income - Institutional Class	(3,018,397)	(3,087,211)
From net realized gain - Retail Class	(38,977,891)	(3,272,588)
From net realized gain - Institutional Class	(16,784,889)	(1,577,499)
Total distributions	(65,632,642)	(14,177,488)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	86,391,117	49,789,000
Proceeds from shares sold - Institutional Class	69,205,107	30,970,032
Proceeds from shares sold in connection with the acquisition of Leuthold Asset Allocation Fund - Retail Class	182,519,930	—
Proceeds from shares sold in connection with the acquisition of Leuthold Asset Allocation Fund - Institutional Class	49,759,635	—
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	42,023,848	8,877,918
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	19,411,870	4,522,253
Cost of shares redeemed - Retail Class*	(192,000,052)	(215,964,484)
Cost of shares redeemed - Institutional Class**	(49,424,848)	(121,077,392)
Net increase (decrease) in net assets from capital share transactions	207,886,607	(242,882,673)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	240,261,427	(185,787,327)
NET ASSETS
Beginning of year	605,544,785	791,332,112
End of year (including accumulated net investment income of $1,207,272 and $13,460,491, respectively)	$845,806,212	$605,544,785

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	6,101,049	2,850,613
Shares sold - Institutional Class	2,862,061	1,802,270
Shares sold in connection with the acquisition of Leuthold Asset Allocation Fund - Retail Class	9,682,755	—
Shares sold in connection with the acquisition of Leuthold Asset Allocation Fund - Institutional Class	2,641,170	—
Shares issued to holders in reinvestment of dividends - Retail Class	2,289,986	519,467
Shares issued to holders in reinvestment of dividends - Institutional Class	1,057,511	264,692
Shares redeemed - Retail Class	(10,242,962)	(12,465,795)
Shares redeemed - Institutional Class	(2,632,232)	(7,036,584)
Net increase (decrease) in shares outstanding	11,759,338	(14,065,337)

*Net of redemption fees of (Retail Class):	$145	$565
**Net of redemption fees of (Institutional Class):	$—	$—

38	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended September 30, 2014	Year Ended September 30, 2013
OPERATIONS:
Net investment income	$1,362,317	$2,654,175
Net realized gain on investments, investment companies, short positions, and foreign currency and foreign currency translation	35,958,870	36,654,801
Net unrealized appreciation (depreciation) on investments, investment companies, short positions, and foreign currency and foreign currency translation	(10,487,996)	11,253,045
Net increase in net assets from operations	26,833,191	50,562,021

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(929,028)	(894,989)
From net investment income - Institutional Class	(2,174,903)	(2,194,670)
From net realized gain - Retail Class	(12,130,685)	(221,460)
From net realized gain - Institutional Class	(23,092,085)	(448,609)
Total distributions	(38,326,701)	(3,759,728)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	28,178,583	29,869,334
Proceeds from shares sold - Institutional Class	65,598,450	35,454,813
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	11,165,016	948,383
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	22,343,076	2,196,722
Cost of shares redeemed - Retail Class*	(31,081,448)	(40,216,497)
Cost of shares redeemed - Institutional Class**	(87,950,876)	(96,202,314)
Net increase (decrease) in net assets from capital share transactions	8,252,801	(67,949,559)

TOTAL DECREASE IN NET ASSETS:	(3,240,709)	(21,147,266)
NET ASSETS
Beginning of year	365,694,393	386,841,659
End of year (including accumulated net investment income of $1,013,299 and $884,698, respectively)	$362,453,684	$365,694,393

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	2,455,643	2,733,961
Shares sold - Institutional Class	5,739,189	3,227,726
Shares issued to holders in reinvestment of dividends - Retail Class	1,008,593	90,141
Shares issued to holders in reinvestment of dividends - Institutional Class	2,009,032	208,265
Shares redeemed - Retail Class	(2,728,305)	(3,731,663)
Shares redeemed - Institutional Class	(7,785,815)	(8,905,968)
Net decrease in shares outstanding	698,337	(6,377,538)

*Net of redemption fees of (Retail Class):	$8	$17
**Net of redemption fees of (Institutional Class):	$—	$545

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	39

Leuthold Select Industries Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
OPERATIONS:
Net investment income (loss)	$(47,408)	$22,859
Net realized gain on investments and foreign currency and foreign currency translation	1,549,052	2,028,574
Net unrealized appreciation on investments and foreign currency and foreign currency translation	529,718	430,379
Net increase in net assets from operations	2,031,362	2,481,812

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(33,785)
From net realized gain	—	—
Total distributions	—	(33,785)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,087,355	4,327,938
Proceeds from shares issued to holders in reinvestment of dividends	—	32,398
Cost of shares redeemed	(2,946,797)	(10,461,259)
Net increase (decrease) in net assets from capital share transactions	3,140,558	(6,100,923)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	5,171,920	(3,652,896)
NET ASSETS
Beginning of year	9,805,531	13,458,427
End of year (including accumulated net investment income (loss) of $(38,812) and $0, respectively)	$14,977,451	$9,805,531

CHANGES IN SHARES OUTSTANDING:
Shares sold	316,747	284,592
Shares issued to holders in reinvestment of dividends	—	2,354
Shares redeemed	(151,433)	(718,924)
Net increase (decrease) in shares outstanding	165,314	(431,978)

40	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Statement of Changes in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
OPERATIONS:
Net investment income	$181,118	$86,470
Net realized gain on investments, investment companies, and foreign currency, and foreign currency translation	1,315,484	1,261,818
Net unrealized appreciation on investments and foreign currency and foreign currency translation	793,342	1,136,808
Net increase in net assets from operations	2,289,944	2,485,096

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(58,291)	(25,886)
From net investment income - Institutional Class	(155,355)	(43,352)
From net realized gain - Retail Class	—	—
From net realized gain - Institutional Class	—	—
Total distributions	(213,646)	(69,238)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	18,250,930	1,493,503
Proceeds from shares sold - Institutional Class	9,601,034	6,982,171
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	35,569	6,185
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	119,677	26,996
Cost of shares redeemed - Retail Class*	(12,209,693)	(1,594,609)
Cost of shares redeemed - Institutional Class**	(4,171,907)	(2,761,568)
Net increase in net assets from capital share transactions	11,625,610	4,152,678

TOTAL INCREASE IN NET ASSETS:	13,701,908	6,568,536
NET ASSETS
Beginning of year	14,503,148	7,934,612
End of year (including accumulated net investment income of $43,270 and $31,220 respectively)	$28,205,056	$14,503,148

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	1,121,305	115,457
Shares sold - Institutional Class	604,894	486,301
Shares issued to holders in reinvestment of dividends - Retail Class	2,058	464
Shares issued to holders in reinvestment of dividends - Institutional Class	7,073	2,039
Shares redeemed - Retail Class	(759,511)	(124,261)
Shares redeemed - Institutional Class	(247,417)	(200,862)
Net increase in shares outstanding	728,402	279,138

*Net of redemption fees of (Retail Class):	$1,430	$38
**Net of redemption fees of (Institutional Class):	$—	$346

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	41

Grizzly Short Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
OPERATIONS:
Net investment loss	$(2,289,390)	$(3,527,731)
Net realized loss on short positions and foreign currency and foreign currency translation	(10,545,719)	(26,479,080)
Net unrealized appreciation on short positions and foreign currency and foreign currency translation	2,110,830	2,511,304
Net decrease in net assets from operations	(10,724,279)	(27,495,507)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	62,151,591	134,718,165
Cost of shares redeemed	(74,159,907)	(148,593,865)
Net decrease in net assets from capital share transactions	(12,008,316)	(13,875,700)

TOTAL DECREASE IN NET ASSETS:	(22,732,595)	(41,371,207)
NET ASSETS
Beginning of year	94,914,802	136,286,009
End of year (including accumulated net investment loss of $(1,626,796) and $(2,056,487), respectively)	$72,182,207	$94,914,802

CHANGES IN SHARES OUTSTANDING:
Shares sold	7,960,339	14,065,201
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(9,220,444)	(15,330,976)
Net decrease in shares outstanding	(1,260,105)	(1,265,775)

42	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund - Retail - LCORX
Financial Highlights

	Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)	Year Ended September 30, 2010 (Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$18.29	$16.78	$15.50	$15.99	$15.79
Income (loss) from investment operations:
Net investment income	0.01 (2)	0.09 (2)	0.11 (2)	0.09 (3)	0.14 (2)
Net realized and unrealized gains (losses) on investments and short positions	2.02	1.78	1.62	(0.51)	0.11
Total from investment operations	2.03	1.87	1.73	(0.42)	0.25

Less distributions:
From net investment income	(0.21)	(0.23)	(0.16)	(0.02)	—
From net realized gains	(1.26)	(0.13)	(0.29)	(0.05)	—
From return of capital	—	—	—	—	(0.05)
Redemption fees(4)	0.00	0.00	0.00	0.00	0.00
Total distributions	(1.47)	(0.36)	(0.45)	(0.07)	(0.05)
Net asset value, end of year	$18.85	$18.29	$16.78	$15.50	$15.99

Total Return	11.49%	11.29%	11.34%	(2.61%)	1.53%

Supplemental data and ratios:
Net assets, end of year	$569,237,299	$409,043,691	$527,760,001	$660,993,063	$858,708,522
Ratio of expenses to average net assets(5)	1.28%	1.28%	1.22%	1.24%	1.37%
Ratio of net investment income to average net assets(6)	0.04%	0.49%	0.69%	0.54%	0.85%
Portfolio turnover rate(7)	80.65%	105.28%	149.17%	83.15%	100.36%

(1)   For a share outstanding throughout the period. Rounded to the nearest cent.
(2)   Net investment income per share is calculated based on average shares outstanding.
(3)   Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)   Amount represents less than $0.005 per share.
(5)   The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.15% for the year ended September 30, 2014, 1.16% for the year ended September 30, 2013, 1.14% for the year ended September 30, 2012, 1.14% for the year ended September 30, 2011, and 1.12% for the year ended September 30, 2010.
(6)   The net investment income ratios include dividends and interest on short positions.
(7)   The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	43

Leuthold Core Investment Fund - Institutional - LCRIX
Financial Highlights

	Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)	Year Ended September 30, 2010 (Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$18.28	$16.77	$15.50	$15.98	$15.78
Income (loss) from investment operations:
Net investment income	0.03 (2)	0.11 (2)	0.12 (2)	0.11 (3)	0.15 (2)
Net realized and unrealized gains (losses) on investments and short positions	2.03	1.78	1.62	(0.50)	0.11
Total from investment operations	2.06	1.89	1.74	(0.39)	0.26

Less distributions:
From net investment income	(0.23)	(0.25)	(0.18)	(0.04)	—
From net realized gains	(1.26)	(0.13)	(0.29)	(0.05)	—
From return of capital	—	—	—	—	(0.06)
Redemption fees	—	—	0.00 (4)	0.00 (4)	0.00 (4)
Total distributions	(1.49)	(0.38)	(0.47)	(0.09)	(0.06)
Net asset value, end of year	$18.85	$18.28	$16.77	$15.50	$15.98

Total Return	11.66%	11.42%	11.40%	(2.49%)	1.64%

Supplemental data and ratios:
Net assets, end of year	$276,568,913	$196,501,094	$263,572,111	$347,517,502	$451,654,832
Ratio of expenses to average net assets(5)	1.18%	1.17%	1.11%	1.13%	1.27%
Ratio of net investment income to average net assets(6)	0.14%	0.60%	0.80%	0.66%	0.95%
Portfolio turnover rate(7)	80.65%	105.28%	149.17%	83.15%	100.36%

(1)   For a share outstanding throughout the period. Rounded to the nearest cent.
(2)   Net investment income per share is calculated based on average shares outstanding.
(3)   Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)   Amount represents less than $0.005 per share.
(5)   The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.06% for the year ended September 30, 2014, 1.06% for the year ended September 30, 2013, 1.03% for the year ended September 30, 2012, 1.03% for the year ended September 30, 2011, and 1.02% for the year ended September 30, 2010.
(6)   The net investment income ratios include dividends and interest on short positions.
(7)   The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

44	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund - Retail - GLBLX
Financial Highlights

	Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)	Year Ended September 30, 2010 (Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$11.65	$10.24	$9.52	$10.18	$9.07
Income (loss) from investment operations:
Net investment income	0.03 (2)	0.07 (2)	0.05 (3)	0.08 (3)	0.07 (2)
Net realized and unrealized gains (losses) on investments and short positions	0.83	1.44	0.89	(0.17)	1.06
Total from investment operations	0.86	1.51	0.94	(0.09)	1.13

Less distributions:
From net investment income	(0.08)	(0.08)	(0.07)	(0.05)	(0.02)
From net realized gains	(1.14)	(0.02)	(0.15)	(0.52)	—
Redemption fees(4)	0.00	0.00	0.00	0.00	0.00
Total distributions	(1.22)	(0.10)	(0.22)	(0.57)	(0.02)
Net asset value, end of year	$11.29	$11.65	$10.24	$9.52	$10.18

Total Return	7.68%	14.78%	10.14%	(1.33%)	12.39%

Supplemental data and ratios:
Net assets, end of year	$130,838,148	$126,418,514	$120,450,807	$152,292,208	$98,906,854
Ratio of expenses to average net assets(5)	1.65%	1.63%	1.57%	1.74%	1.93%
Ratio of net investment income to average net assets(6)	0.25%	0.61%	0.60%	0.83%	0.78%
Portfolio turnover rate(7)	71.63%	101.03%	127.41%	123.51%	140.87%

(1)   For a share outstanding throughout the period. Rounded to the nearest cent.
(2)   Net investment income per share is calculated based on average shares outstanding.
(3)   Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)   Amount represents less than $0.005 per share.
(5)   The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.53% for the year ended September 30, 2014, 1.51% for the year ended September 30, 2013, 1.51% for the year ended September 30, 2012, 1.55% for the year ended September 30, 2011, and 1.65% for the year ended September 30, 2010.
(6)   The net investment income ratios include dividends and interest on short positions.
(7)   The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	45

Leuthold Global Fund - Institutional - GLBIX
Financial Highlights

	Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)	Year Ended September 30, 2010 (Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$11.69	$10.27	$9.54	$10.20	$9.08
Income (loss) from investment operations:
Net investment income	0.05 (2)	0.09 (2)	0.09 (3)	0.10 (3)	0.09 (2)
Net realized and unrealized gains (losses) on investments and short positions	0.84	1.45	0.88	(0.17)	1.06
Total from investment operations	0.89	1.54	0.97	(0.07)	1.15

Less distributions:
From net investment income	(0.10)	(0.10)	(0.09)	(0.07)	(0.03)
From net realized gains	(1.14)	(0.02)	(0.15)	(0.52)	—
Redemption fees	—	0.00 (4)	—	0.00 (4)	—
Total distributions	(1.24)	(0.12)	(0.24)	(0.59)	(0.03)
Net asset value, end of year	$11.34	$11.69	$10.27	$9.54	$10.20

Total Return	7.95%	15.08%	10.34%	(1.11%)	12.52%

Supplemental data and ratios:
Net assets, end of year	$231,615,536	$239,275,879	$266,390,852	$292,447,586	$190,739,466
Ratio of expenses to average net assets(5)	1.44%	1.44%	1.36%	1.57%	1.75%
Ratio of net investment income to average net assets(6)	0.45%	0.80%	0.81%	1.01%	0.97%
Portfolio turnover rate(7)	71.63%	101.03%	127.41%	123.51%	140.87%

(1)   For a share outstanding throughout the period. Rounded to the nearest cent.
(2)   Net investment income per share is calculated based on average shares outstanding.
(3)   Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)   Amount represents less than $0.005 per share.
(5)   The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.33% for the year ended September 30, 2014, 1.32% for the year ended September 30, 2013, 1.31% for the year ended September 30, 2012, 1.38% for the year ended September 30, 2011, and 1.47% for the year ended September 30, 2010.
(6)   The net investment income ratios include dividends and interest on short positions.
(7)   The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

46	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund - LSLTX
Financial Highlights

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
	2014		2013	2012	2011		2010

Per Share Data(1):
Net asset value, beginning of year	$16.82		$13.26	$10.78	$11.80		$12.82
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(2)	0.03 (3)	0.03 (3)	(0.05	)(2)	0.03 (3)
Net realized and unrealized gains (losses) on investments and short positions	3.27		3.58	2.47	(0.95)		(1.03)
Total from investment operations	3.20		3.61	2.50	(1.00)		(1.00)

Less distributions:
From net investment income	––		(0.05)	(0.02)	(0.02)		(0.02)
Total distributions	––		(0.05)	(0.02)	(0.02)		(0.02)
Net asset value, end of year	$20.02		$16.82	$13.26	$10.78		$11.80

Total Return	19.02%		27.26%	23.34%	(8.60%)		(7.76%)

Supplemental data and ratios:
Net assets, end of year	$14,977,451		$9,805,531	$13,458,427	$16,278,535		$39,088,487
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.68%		1.80%	1.71%	1.40%		1.30%
After expense reimbursement or recovery	1.58%		1.60%	1.60%	1.40%		1.30%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.44%)		0.00%	0.11%	(0.24%)		0.24%
After expense reimbursement or recovery	(0.34%)		0.20%	0.22%	(0.24%)		0.24%
Portfolio Turnover	66.79%		136.34%	139.61%	109.26%		178.24%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated based on average shares outstanding.

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	47

Leuthold Global Industries Fund - Retail - LGINX
Financial Highlights

					Period from
					May 17, 2010(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	September 30,	September 30,	September 30,	September 30,	September 30,
	2014	2013	2012	2011	2010

Per Share Data(2):
Net asset value, beginning of period	$14.89	$11.44	$9.77	$11.01	$10.00
Income (loss) from investment operations:
Net investment income	0.08 (3)	0.10 (3)	0.01 (4)	0.06 (4)	0.00	(4)(5)
Net realized and unrealized gains (losses) on investments and short positions	1.68	3.43	1.68	(1.16)	1.01
Total from investment operations	1.76	3.53	1.69	(1.10)	1.01

Less distributions:
From net investment income	(0.11)	(0.08)	(0.02)	(0.06)	––
From net realized gains	––	––	––	(0.08)	––
Redemption fees	0.00 (5)	0.00 (5)	––	0.00 (5)	––
Total distributions	(0.11)	(0.08)	(0.02)	(0.14)	––
Net asset value, end of period	$16.54	$14.89	$11.44	$9.77	$11.01

Total Return	11.78%	30.98%	17.33%	(10.23%)	10.10%

Supplemental data and ratios:
Net assets, end of period	$11,351,746	$4,797,409	$3,782,099	$5,377,373	$5,850,019
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.06%	2.70%	2.52%	1.96%	4.42	%(6)
After expense reimbursement or recovery	1.72%	1.96%	2.00%	2.04%	1.96	%(6)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	0.18%	0.01%	(0.45%)	0.60%	(2.29	%)(6)
After expense reimbursement or recovery	0.52%	0.75%	0.07%	0.52%	0.17	%(6)
Portfolio Turnover	107.17%	142.87%	117.30%	179.57%	112.58%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)	Annualized.

48	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund - Institutional - LGIIX
Financial Highlights

					Period from
					May 17, 2010(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	September 30,	September 30,	September 30,	September 30,	September 30,
	2014	2013	2012	2011	2010

Per Share Data(2):
Net asset value, beginning of period	$14.95	$11.48	$9.77	$11.01	$10.00
Income (loss) from investment operations:
Net investment income	0.13 (3)	0.13 (3)	0.06 (4)	0.09 (4)	0.01	(4)
Net realized and unrealized gains (losses) on investments and short positions	1.69	3.45	1.67	(1.15)	1.00
Total from investment operations	1.82	3.58	1.73	(1.06)	1.01

Less distributions:
From net investment income	(0.14)	(0.11)	(0.02)	(0.10)	––
From net realized gains	––	––	––	(0.08)	––
Redemption fees	––	0.00 (5)	––	––	––
Total distributions	(0.14)	(0.11)	(0.02)	(0.18)	––
Net asset value, end of period	$16.63	$14.95	$11.48	$9.77	$11.01

Total Return	12.16%	31.17%	17.84%	(9.92%)	10.10%

Supplemental data and ratios:
Net assets, end of period	$16,853,310	$9,705,739	$4,152,513	$14,904,617	$3,870,245
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.81%	2.45%	2.27%	1.71%	4.17	%(6)
After expense reimbursement or recovery	1.47%	1.71%	1.75%	1.79%	1.71	%(6)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	0.43%	0.26%	(0.20%)	0.85%	(2.04	%)(6)
After expense reimbursement or recovery	0.77%	1.00%	0.32%	0.77%	0.42	%(6)
Portfolio Turnover	107.17%	142.87%	117.30%	179.57%	112.58%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)	Annualized.

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	49

Grizzly Short Fund - GRZZX
Financial Highlights

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2014		2013		2012		2011		2010(1)

Per Share Data(2):
Net asset value, beginning of year	$8.58		$11.06		$16.14		$16.48		$19.00
Income (loss) from investment operations:
Net investment loss	(0.26	)(4)	(0.34	)(3)	(0.40	)(3)	(0.43	)(3)	(0.48	)(3)
Net realized and unrealized gains (losses) on investments and short positions	(0.95)		(2.14)		(4.68)		0.09		(2.04)
Total from investment operations	(1.21)		(2.48)		(5.08)		(0.34)		(2.52)

Less distributions:
From net investment income	––		––		––		––		––
From net realized gains	––		––		––		––		––
From return of capital	––		––		––		––		––
Total distributions	––		––		––		––		––
Net asset value, end of year	$7.37		$8.58		$11.06		$16.14		$16.48

Total Return	(14.20%)		(22.33%)		(31.47%)		(2.06%)		(13.26%)

Supplemental data and ratios:
Net assets, end of year	$72,182,207		$94,914,802		$136,286,009		$263,488,083		$196,552,242
Ratio of expenses to average net assets(5)	3.35%		3.43%		3.09%		3.01%		2.72%
Ratio of net investment loss to average net assets(6)	(3.35%)		(3.42%)		(3.09%)		(3.01%)		(2.71%)
Portfolio turnover rate(7)	0.00%		0.00%		0.00%		0.00%		0.00%

(1)	Per share data adjusted for 1:4 reverse split completed as of May 20, 2011.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated based on average shares outstanding.
(4)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.57% for the year ended September 30, 2014, 1.54% for the year ended September 30, 2013, 1.52% for the year ended September 30, 2012, 1.53% for the year ended September 30, 2011, and 1.49% for the year ended September 30, 2010.

(6)	The net investment loss ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

50	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 65.97%

Aerospace & Defense - 4.07%
AAR Corp.	67,517	$1,630,535
Alliant Techsystems, Inc.	25,815	3,295,027
Boeing Co.	32,434	4,131,443
Exelis, Inc.	167,468	2,769,921
L-3 Communications Holdings, Inc.	27,139	3,227,370
Lockheed Martin Corp.	30,449	5,565,468
Moog, Inc. - Class A (a)	24,491	1,675,184
Northrop Grumman Corp.	40,378	5,320,205
Raytheon Co.	43,687	4,439,473
Triumph Group, Inc.	33,758	2,195,958
Vectrus, Inc. (a)	9,304	181,703
		34,432,287

Air Freight & Logistics - 0.03%
Hyundai Glovis Co., Ltd. (b)	963	293,623

Airlines - 5.28%
Air China, Ltd. (b)	220,000	139,047
Alaska Air Group, Inc.	147,610	6,426,939
American Airlines Group, Inc.	186,002	6,599,351
Copa Holdings SA - Class A (b)	36,406	3,906,000
Delta Air Lines, Inc.	213,803	7,728,978
Hawaiian Holdings, Inc. (a)	354,793	4,771,966
JetBlue Airways Corp. (a)	438,858	4,660,672
Southwest Airlines Co.	301,177	10,170,747
Turk Hava Yollari (a)(b)	85,000	241,668
		44,645,368

Auto Components - 0.22%
APM Automotive Holdings Bhd (b)	51,700	92,589
Autometal SA (b)	29,500	233,204
Mando Corp. (b)(e)	1,200	155,793
Halla Visteon Climate Control Corp. (b)	6,240	302,237
Hyundai Mobis Co., Ltd. (b)	1,237	301,149
Kenda Rubber Industrial Co., Ltd. (b)	85,601	170,029
Minth Group, Ltd. (b)	80,000	154,497
Pyeong Hwa Automotive Co., Ltd. (b)	7,139	142,201
Sungwoo Hitech Co., Ltd. (b)	21,109	341,851
		1,893,550

Automobiles - 0.12%
Hyundai Motor Co. (b)	1,017	183,236
Tata Motors, Ltd. - ADR	18,106	791,413
		974,649

Banks - 0.39%
Bank Negara Indonesia Persero Tbk PT (b)	377,000	170,358
Bank of China, Ltd. (b)	1,328,000	594,924
China CITIC Bank Corp., Ltd. (b)	304,000	184,177
Corpbanca SA (b)	16,500,000	210,741
CTBC Financial Holding Co., Ltd. (b)	250,953	168,552
DBS Group Holdings, Ltd. (b)	43,000	620,169
ICICI Bank Ltd. - ADR	2,600	127,660
Industrial Bank of Korea (b)	11,600	174,907
Kasikornbank PLC - NVDR	24,300	175,756
King’s Town Bank Co., Ltd. (b)	157,000	173,648
Sberbank of Russia - ADR	28,936	227,548
Taishin Financial Holding Co., Ltd. (b)	246,251	115,253
Taiwan Business Bank (a)(b)	566,000	166,978
Turkiye Sinai Kalkinma Bankasi AS (b)	200,000	168,557
		3,279,228

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	51

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 65.97% (continued)

Building Products - 0.02%
China Lesso Group Holdings, Ltd. (b)	327,446	$163,001

Chemicals - 3.36%
Aeci, Ltd. (b)	5,503	58,395
Axiall Corp.	58,912	2,109,639
Cabot Corp.	95,979	4,872,854
China BlueChemical, Ltd. (b)	212,000	91,957
China General Plastics Corp. (b)	301,600	115,650
China Lumena New Materials Corp. (a)(b)(e)(g)	838,000	134,903
Kukdo Chemical Co., Ltd. (b)	1,780	79,756
LyondellBasell Industries NV - Class A	72,812	7,911,752
Methanex Corp. (b)	86,051	5,748,207
Soda Sanayii AS (b)	157,394	262,383
Westlake Chemical Corp.	80,755	6,992,575
		28,378,071

Construction & Engineering - 0.02%
Wilson Bayly Holmes-Ovcon, Ltd. (b)	16,647	206,034

Construction Materials - 0.01%
China Shanshui Cement Group, Ltd. (b)	230,000	82,123

Consumer Finance - 3.24%
Capital One Financial Corp.	105,246	8,590,178
Discover Financial Services	143,638	9,248,851
Navient Corp.	269,405	4,771,162
Portfolio Recovery Associates, Inc. (a)	47,659	2,489,230
SLM Corp.	269,405	2,306,107
		27,405,528

Containers & Packaging - 0.03%
CPMC Holdings, Ltd. (b)	141,000	112,725
Kian JOO CAN Factory Bhd (b)	180,700	164,148
		276,873

Distributors - 0.03%
Xinhua Winshare Publishing and Media Co., Ltd. (b)	315,000	277,887

Diversified Financial Services - 0.03%
Fubon Financial Holding Co., Ltd. (b)	170,000	260,501

Diversified Telecommunication Services - 0.06%
China Communications Services Corp., Ltd. (b)	358,000	166,401
China Telecom Corp., Ltd. - ADR	2,782	170,898
Telekomunikasi Indonesia Persero Tbk PT - ADR	2,745	132,035
		469,334

Electric Utilities - 0.09%
Light SA (b)	23,000	197,324
PGE SA (b)	38,625	244,022
Reliance Infrastructure, Ltd. - GDR	3,300	91,740
Tauron Polska Energia SA (b)	158,729	256,817
		789,903

Electrical Equipment - 0.01%
Boer Power Holdings, Ltd. (b)	81,000	110,288

52	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 65.97% (continued)

Electronic Equipment, Instruments & Components - 4.65%
Arrow Electronics, Inc. (a)	95,318	$5,275,851
Avnet, Inc.	111,204	4,614,966
Benchmark Electronics, Inc. (a)	99,951	2,219,912
Chin-Poon Industrial Co., Ltd. (b)	151,000	250,987
Flextronics International, Ltd. (a)	397,157	4,098,660
Ingram Micro, Inc. - Class A (a)	146,948	3,792,728
Insight Enterprises, Inc. (a)	110,542	2,501,565
Jabil Circuit, Inc.	191,959	3,871,813
Jahwa Electronics Co., Ltd. (b)	7,960	91,512
Sanmina Corp. (a)	133,709	2,789,170
SYNNEX Corp. (a)	56,926	3,679,127
Taiwan Union Technology Corp. (b)	145,000	133,154
TE Connectivity, Ltd. (b)	106,570	5,892,255
Wasion Group Holdings, Ltd. (b)	158,000	145,310
		39,357,010

Energy Equipment & Services - 0.04%
China Oilfield Services, Ltd. (b)	62,000	163,351
Dayang Enterprise Holdings Bhd (b)	138,000	142,965
		306,316

Food & Staples Retailing - 1.73%
CVS Health Corp.	179,382	14,277,013
Magnit OJSC - GDR	6,078	349,607
		14,626,620

Food Products - 0.03%
Lotte Food Co., Ltd. (b)	397	286,792

Gas Utilities - 0.01%
Gail India, Ltd. - GDR	2,900	125,106

Health Care Equipment & Supplies - 0.03%
i-SENS, Inc. (a)(b)	1,829	98,438
Kossan Rubber Industries (b)	144,100	194,634
		293,072

Health Care Providers & Services - 7.71%
Aetna, Inc.	75,460	6,112,260
Cigna Corp.	43,025	3,901,937
Ensign Group, Inc.	39,525	1,375,470
Hanger, Inc. (a)	66,855	1,371,865
HCA Holdings, Inc. (a)	125,464	8,847,721
Humana, Inc.	41,701	5,433,223
Kindred Healthcare, Inc.	66,826	1,296,424
LifePoint Hospitals, Inc. (a)	56,127	3,883,427
Magellan Health, Inc. (a)	50,306	2,753,247
Mediclinic International, Ltd. (b)	36,599	298,092
Qualicorp SA (a)(b)	18,500	183,054
Select Medical Holdings Corp.	101,275	1,218,338
Shanghai Pharmaceuticals Holding Co., Ltd. (b)	173,200	423,361
UnitedHealth Group, Inc.	93,994	8,106,983
Universal Health Services, Inc. - Class B	49,645	5,187,903
VCA, Inc. (a)	103,482	4,069,947
WellCare Health Plans, Inc. (a)	40,378	2,436,409
WellPoint, Inc.	69,502	8,313,829
		65,213,490

Hotels, Restaurants & Leisure - 0.02%
REXLot Holdings, Ltd. (b)	1,406,000	142,301

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	53

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 65.97% (continued)

Household Durables - 0.18%
Direcional Engenharia SA (b)	21,600	$87,185
Even Construtora e Incorporadora SA (b)	81,000	179,687
Ez Tec Empreendimentos e Participacoes SA (b)	11,400	97,944
Haier Electronics Group Co., Ltd. (b)	112,000	293,716
Lentex SA (b)	69,000	170,908
Man Wah Holdings, Ltd. (b)	115,200	169,143
Steinhoff International Holdings, Ltd. (b)	116,895	559,840
		1,558,423

Insurance - 0.12%
PICC Property & Casualty Co., Ltd. (b)	508,000	901,106
Porto Seguro SA (b)	12,500	145,542
		1,046,648

Internet Software & Services - 0.11%
Tencent Holdings, Ltd. (b)	62,000	922,650

IT Services - 5.22%
Accenture PLC - Class A (b)	39,054	3,175,871
Amdocs, Ltd.	52,954	2,429,529
Cognizant Technology Solutions Corp. - Class A (a)	52,954	2,370,751
Comp SA (a)(b)	4,800	92,794
Computer Sciences Corp.	68,840	4,209,566
Convergys Corp.	95,979	1,710,346
DST Systems, Inc.	37,730	3,166,302
Fiserv, Inc. (a)	63,545	4,107,231
Global Payments, Inc.	35,082	2,451,530
International Business Machines Corp.	25,815	4,900,461
Korea Info & Comm (a)(b)	29,000	295,224
MasterCard, Inc. - Class A	70,164	5,186,523
Nice Information & Telecommunication, Inc. (b)	12,600	322,392
Sapient Corp. (a)	170,115	2,381,610
Travelsky Technology, Ltd. (b)	208,000	223,982
Visa, Inc. - Class A	25,153	5,366,896
Western Union Co.	107,232	1,720,001
		44,111,009

Machinery - 0.03%
Hy-Lok Corp. (b)	6,750	217,491

Media - 0.03%
Cyfrowy Polsat SA (b)	26,500	221,036

Metals & Mining - 0.08%
Eregli Demir ve Celik Fabrikalari TAS (b)	152,000	282,324
Hindalco Industries, Ltd. - GDR	46,000	115,892
Kumba Iron Ore, Ltd. (b)	6,684	157,410
Sesa Sterlite, Ltd. - ADR	6,600	113,916
		669,542

Multiline Retail - 3.23%
Dillard’s, Inc. - Class A	58,892	6,418,050
Kohl’s Corp.	128,898	7,866,645
Macy’s, Inc.	128,944	7,501,962
Nordstrom, Inc.	81,417	5,566,480
		27,353,137

Oil, Gas & Consumable Fuels - 7.50%
BP PLC - ADR	52,292	2,298,233
Chevron Corp.	21,182	2,527,436
China Petroleum & Chemical Corp. - ADR	59,091	5,162,190
CNOOC, Ltd. - ADR	1,398	241,211
CVR Energy, Inc.	52,292	2,339,021
Gazprom Neft OAO - ADR	7,000	133,995

54	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 65.97% (continued)

Oil, Gas & Consumable Fuels - 7.50% (continued)
Gazprom OAO - ADR	18,000	$126,239
Green Plains, Inc.	75,460	2,821,449
Hess Corp.	50,306	4,744,862
HollyFrontier Corp.	50,306	2,197,366
Lukoil OAO - ADR	7,318	372,789
Marathon Petroleum Corp.	50,968	4,315,461
PBF Energy, Inc. - Class A	70,826	1,699,824
PetroChina Co., Ltd. - ADR	21,844	2,807,172
Petroleo Brasileiro SA - ADR	185,340	2,629,975
Phillips 66	56,264	4,574,826
Polskie Gornictwo Naftowe i Gazownictwo SA (b)	134,185	204,857
PTT Exploration & Production PCL - NVDR	30,300	149,265
PTT PCL - NVDR	18,800	208,473
REX American Resources Corp. (a)	23,167	1,688,411
Rosneft OAO - GDR	40,827	237,824
Sasol, Ltd. - ADR	88,624	4,829,122
Statoil ASA - ADR	159,525	4,332,699
Suncor Energy, Inc. (b)	117,823	4,259,301
Total SA - ADR	37,730	2,431,698
Valero Energy Corp.	82,741	3,828,426
Western Refining, Inc.	53,616	2,251,336
		63,413,461

Paper & Forest Products - 0.03%
Fibria Celulose SA - ADR (a)	25,433	279,763

Personal Products - 0.11%
AMOREPACIFIC Group (b)	865	958,242

Pharmaceuticals - 0.16%
Aspen Pharmacare Holdings, Ltd. (b)	17,302	515,160
Dr. Reddy’s Laboratories, Ltd. - ADR	9,378	492,814
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (b)	54,000	184,739
Richter Gedeon Nyrt (b)	8,266	129,086
		1,321,799

Real Estate Management & Development - 0.24%
Bumi Serpong Damai TBK PT (b)	1,959,300	248,179
China South City Holdings, Ltd. (b)	564,000	260,533
CIFI Holdings Group Co., Ltd. (b)	1,216,000	227,022
Franshion Properties China, Ltd. (b)	466,000	113,336
K Wah International Holdings, Ltd. (b)	347,000	193,543
New World Development Co., Ltd. (b)	164,000	191,051
Shimao Property Holdings, Ltd. (b)	84,500	170,692
Sunway Bhd (b)	205,900	215,886
Vista Land & Lifescapes, Inc. (b)	1,600,000	219,924
Wing Tai Holdings, Ltd. (b)	120,000	165,871
		2,006,037

Road & Rail - 0.02%
PKP Cargo SA (b)	6,000	143,811

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	55

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 65.97% (continued)

Semiconductors & Semiconductor Equipment - 4.33%
Advanced Semiconductor Engineering, Inc. - ADR	197,187	$1,165,375
ChipMOS TECHNOLOGIES Bermuda, Ltd. (b)	47,659	1,078,047
Cirrus Logic, Inc. (a)	124,442	2,594,616
First Solar, Inc. (a)	39,054	2,570,144
Integrated Device Technology, Inc.	181,368	2,892,820
Integrated Silicon Solution, Inc.	39,054	536,602
Intel Corp.	88,036	3,065,413
Lattice Semiconductor Corp. (a)	147,610	1,107,075
Lumens Co., Ltd. (a)(b)	14,700	98,830
Magnachip Semiconductor Corp. (a)(b)	61,559	720,240
Marvell Technology Group, Ltd. (b)	188,649	2,542,989
MediaTek, Inc. (b)	15,000	222,146
Micron Technology, Inc. (a)	117,823	4,036,616
NVIDIA Corp.	146,948	2,711,191
ON Semiconductor Corp. (a)	240,280	2,148,103
Silicon Image, Inc. (a)	110,542	557,132
Silicon Motion Technology Corp. - ADR	60,897	1,640,565
Siliconware Precision Industries Co. - ADR	147,610	1,006,700
SK Hynix, Inc. (a)(b)	5,100	225,731
Taiwan Semiconductor Co., Ltd. (b)	151,000	182,954
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	138,957	2,804,152
Vanguard International Semiconductor Corp. (b)	183,000	267,256
Xilinx, Inc.	57,588	2,438,852
		36,613,549

Software - 0.93%
Microsoft Corp.	168,792	7,825,197

Specialty Retail - 5.34%
Advance Auto Parts, Inc.	44,349	5,778,675
Asbury Automotive Group, Inc. (a)	106,570	6,865,239
AutoNation, Inc. (a)	76,122	3,829,698
AutoZone, Inc. (a)	9,929	5,060,414
CarMax, Inc. (a)	91,346	4,243,022
Group 1 Automotive, Inc.	42,363	3,080,214
Lithia Motors, Inc. - Class A	93,994	7,114,406
O’Reilly Automotive, Inc. (a)	34,420	5,175,391
Penske Automotive Group, Inc.	97,965	3,976,399
		45,123,458

Technology Hardware, Storage & Peripherals - 5.04%
Apple, Inc.	68,840	6,935,630
Bematech SA (b)	23,300	77,579
Catcher Technology Co., Ltd. (b)	25,000	231,544
Hewlett-Packard Co.	160,848	5,705,279
Lenovo Group, Ltd. (b)	832,000	1,239,259
Lexmark International, Inc. - Class A	144,300	6,132,750
Pegatron Corp. (b)	290,000	533,074
QLogic Corp. (a)	206,521	1,891,732
Samsung Electronics Co., Ltd. (b)	853	955,366
SanDisk Corp.	71,488	7,002,250
Seagate Technology PLC (b)	95,979	5,496,717
Western Digital Corp.	66,193	6,441,903
		42,643,083

Textiles, Apparel & Luxury Goods - 0.03%
Shenzhou International Group Holdings, Ltd. (b)	73,000	234,701

56	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 65.97% (continued)

Trading Companies & Distributors - 0.02%
Barloworld, Ltd. (b)	17,400	$142,502

Transportation Infrastructure - 0.07%
Arteris SA (b)	21,442	137,530
Shenzhen International Holdings, Ltd. (b)	124,000	169,063
TAV Havalimanlari Holding AS (b)	19,000	152,549
Wilson Sons, Ltd. (b)	10,400	139,361
		598,503

Water Utilities - 1.73%
American States Water Co.	43,687	1,328,959
American Water Works Co., Inc.	111,866	5,395,297
Aqua America, Inc.	106,570	2,507,592
California Water Service Group	60,235	1,351,673
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	501,741	4,069,120
		14,652,641

Wireless Telecommunication Services - 0.19%
China Mobile, Ltd. - ADR	6,930	407,138
Mobile Telesystems OJSC - ADR	18,304	273,462
MTN Group, Ltd. (b)	9,880	208,302
SK Telecom Co., Ltd. - ADR	8,361	253,673
Tim Participacoes SA - ADR	12,073	316,313
Turkcell Iletisim Hizmetleri AS - ADR (a)	10,258	134,790
		1,593,678
TOTAL COMMON STOCKS (Cost $458,772,058)		$557,939,316

PREFERRED STOCKS - 0.27%

Banks - 0.01%
Itau Unibanco Holding SA - ADR	9,796	$135,968

Chemicals - 0.23%
Braskem SA - ADR	147,300	1,939,941

Food & Staples Retailing - 0.03%
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR	5,668	247,182
TOTAL PREFERRED STOCKS (Cost $2,271,754)		$2,323,091

INVESTMENT COMPANIES - 11.15%

Exchange Traded Funds - 11.15%
CurrencyShares Japanese Yen Trust (d)	89,687	$7,964,206
iShares CMBS ETF	20,199	1,036,853
iShares Floating Rate Bond ETF	192,223	9,770,695
iShares Global Ex USD High Yield Corporate Bond ETF	31,643	1,691,334
iShares iBoxx $ Investment Grade Corporate Bond Fund ETF	27,441	3,244,075
iShares MBS ETF	256,640	27,745,350
iShares MSCI India Small-Cap ETF	7,500	237,975
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	40,440	4,191,606
PowerShares Build America Bond Portfolio	225,551	6,687,587
PowerShares International Corporate Bond Portfolio	33,368	969,674
SPDR Barclays International Corporate Bond ETF	27,664	980,689
SPDR Barclays International Treasury Bond ETF	414,879	23,801,608

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	57

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
INVESTMENT COMPANIES - 11.15% (continued)

Exchange Traded Funds - 11.15% (continued)
SPDR Barclays Short-Term International Treasury Bond ETF	52,283	$1,780,759
Vanguard Mortgage-Backed Securities ETF	79,679	4,188,725
TOTAL INVESTMENT COMPANIES (Cost $95,562,751)		$94,291,136

	Principal
	Amount	Fair Value
CORPORATE BONDS - 1.94%

Biotechnology - 0.18%
Amgen, Inc.
4.100%, 06/15/2021	$1,417,000	$1,507,118

Capital Markets - 0.58%
Goldman Sachs Group, Inc.
6.150%, 04/01/2018	4,326,000	4,877,825

Health Care Providers & Services - 0.32%
Coventry Health Care, Inc.
5.950%, 03/15/2017	2,469,000	2,733,630

Industrial Conglomerates - 0.53%
General Electric Co.
5.250%, 12/06/2017	4,012,000	4,451,117

Oil, Gas & Consumable Fuels - 0.24%
Enterprise Products Operating, LLC
5.600%, 10/15/2014	2,044,000	2,047,863

Tobacco - 0.09%
Altria Group, Inc.
9.700%, 11/10/2018	600,000	772,921
TOTAL CORPORATE BONDS (Cost $15,617,981)		$16,390,474

UNITED STATES TREASURY OBLIGATIONS - 2.05%

United States Treasury Notes - 2.05%
2.500%, 04/30/2015		$6,540,000	$6,632,737
2.125%, 08/31/2020		5,646,000	5,675,992
5.250%, 11/15/2028		3,950,000	5,081,920
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $17,278,283)			$17,390,649

FOREIGN GOVERNMENT BONDS - 6.03%

Bank Nederlands Gemeenten NV
1.850%, 11/07/2016 (b)
	JPY	410,000,000	$3,888,329
Commonwealth of Australia
2.750%, 10/21/2019 (b)
	AUD	5,820,000	5,034,498
Development Bank of Japan
1.750%, 03/17/2017 (b)
	JPY	410,000,000	3,887,630
Federal Republic of Germany
3.500%, 07/04/2019 (b)
	EUR	7,820,000	11,470,874
Government of France
3.500%, 04/25/2020 (b)
	EUR	2,600,000	3,843,296
Government of Uinted Kingdom
3.750%, 09/07/2020 (b)
	GBP	2,950,000	5,270,306
Kingdom of Spain
4.000%, 04/30/2020 (b)
	EUR	4,110,000	6,006,239
Province of Manitoba Canada
1.750%, 05/30/2019 (b)
	USD	3,800,000	3,765,090

58	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

		Principal
		Amount	Fair Value
FOREIGN GOVERNMENT BONDS - 6.03% (continued)

Republic of Italy
4.500%, 03/01/2019 (b)
	EUR	2,190,000	$3,196,610
4.250%, 09/01/2019 (b)
	EUR	3,200,000	4,663,448
			7,860,058
TOTAL FOREIGN GOVERNMENT BONDS (Cost $51,636,526)			$51,026,320

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 3.06%

Money Market Funds - 3.06%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.01% (c)	25,859,508	$25,859,508
TOTAL SHORT-TERM INVESTMENTS (Cost $25,859,508)		$25,859,508

Total Investments (Cost $666,998,861) - 90.47%		$765,220,494
Other Assets in Excess of Liabilities - 9.53% (f)		80,585,718
TOTAL NET ASSETS - 100.00%		$845,806,212

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
JPY	Japanese Yen
NVDR	Non-Voting Depositary Receipt
USD	U.S. Dollar
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2014.
(d)	Affiliated security (See Note 2).
(e)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. due to a lack of market activity and observable inputs.
(f)	All or a portion of the assets have been committed as collateral for open securities sold short.
(g)	Illiquid security. The fair value of this security is $134,903 which represents 0.02% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	59

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 4.62%

Aerospace & Defense - 0.05%
DigitalGlobe, Inc.	15,695	$447,307

Air Freight & Logistics - 0.02%
UTi Worldwide, Inc.	13,817	146,875

Airlines - 0.04%
Latam Airlines Group SA - ADR	28,590	325,068

Banks - 0.08%
First Horizon National Corp.	52,143	640,316

Capital Markets - 0.21%
Credit Suisse Group AG - ADR	24,004	663,471
Deutsche Bank AG (b)	18,890	658,505
Greenhill & Co., Inc.	9,586	445,653
		1,767,629

Chemicals - 0.08%
Balchem Corp.	4,001	226,337
Chemtura Corp.	8,795	205,187
Intrepid Potash, Inc.	13,696	211,603
		643,127

Commercial Services & Supplies - 0.11%
Healthcare Services Group, Inc.	7,364	210,684
Waste Management, Inc.	15,774	749,738
		960,422

Communications Equipment - 0.11%
Aruba Networks, Inc.	33,606	725,218
ViaSat, Inc.	3,828	210,999
		936,217

Construction & Engineering - 0.05%
MasTec, Inc.	14,097	431,650

Diversified Consumer Services - 0.07%
Sotheby’s	15,748	562,519

Diversified Financial Services - 0.17%
CME Group, Inc.	9,107	728,150
Intercontinental Exchange, Inc.	3,469	676,629
		1,404,779

Electrical Equipment - 0.02%
Polypore International, Inc.	5,010	194,939

Electronic Equipment, Instruments & Components - 0.05%
Itron, Inc.	11,557	454,306

Energy Equipment & Services - 0.06%
McDermott International, Inc.	94,805	542,285

Food Products - 0.12%
Darling Ingredients, Inc.	33,710	617,567
Post Holdings, Inc.	12,630	419,064
		1,036,631

Gas Utilities - 0.03%
WGL Holdings, Inc.	5,036	212,116

Health Care Equipment & Supplies - 0.20%
HeartWare International, Inc.	4,766	369,985
Insulet Corp.	11,649	429,266
Spectranetics Corp.	24,699	656,252
Wright Medical Group, Inc.	6,935	210,130
		1,665,633

Health Care Technology - 0.12%
Allscripts Healthcare Solutions, Inc.	27,634	370,710
Medidata Solutions, Inc.	14,655	649,070
		1,019,780

60	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 4.62% (continued)

Hotels, Restaurants & Leisure - 0.32%
Bob Evans Farms, Inc.	9,186	$434,865
Boyd Gaming Corp.	17,794	180,787
Darden Restaurants, Inc.	13,025	670,267
Dunkin’ Brands Group, Inc.	13,832	619,950
Pinnacle Entertainment, Inc.	18,419	462,133
Scientific Games Corp. - Class A	34,380	370,273
		2,738,275

Household Durables - 0.08%
Sony Corp. - ADR	39,412	710,992

Independent Power and Renewable Electricity Producers - 0.03%
Pattern Energy Group, Inc.	7,237	223,768

Insurance - 0.05%
Willis Group Holdings PLC (b)	10,580	438,012

Internet & Catalog Retail - 0.23%
Amazon.com, Inc.	1,944	626,824
Groupon, Inc.	97,987	654,553
HomeAway, Inc.	18,476	655,898
		1,937,275

Internet Software & Services - 0.27%
Cornerstone OnDemand, Inc.	15,114	520,073
CoStar Group, Inc.	4,247	660,578
Cvent, Inc.	11,032	279,882
LinkedIn Corp. - Class A	3,123	648,928
Shutterstock, Inc.	3,012	214,996
		2,324,457

IT Services - 0.03%
Cardtronics, Inc.	6,169	217,149

Machinery - 0.13%
Navistar International Corp.	16,574	545,450
Proto Labs, Inc.	7,980	550,620
		1,096,070

Media - 0.17%
DreamWorks Animation SKG, Inc. - Class A	29,528	805,228
Liberty Global PLC - Class A (b)	14,405	612,789
		1,418,017

Oil, Gas & Consumable Fuels - 0.32%
Alpha Natural Resources, Inc.	96,053	238,211
Antero Resources Corp.	11,583	635,791
Genesis Energy LP	4,041	212,718
PDC Energy, Inc.	11,158	561,136
Talisman Energy, Inc. (b)	58,766	508,326
WPX Energy, Inc.	24,681	593,825
		2,750,007

Paper & Forest Products - 0.07%
Louisiana-Pacific Corp.	46,464	631,446

Personal Products - 0.07%
Avon Products, Inc.	44,392	559,339

Professional Services - 0.04%
Advisory Board Co.	6,810	317,278

Real Estate Investment Trusts (REITs) - 0.38%
CBL & Associates Properties, Inc.	36,459	652,616
Crown Castle International Corp.	8,803	708,906
Liberty Property Trust	11,683	388,576
Mack-Cali Realty Corp.	10,210	195,113
National Retail Properties, Inc.	18,863	652,094
Plum Creek Timber Co, Inc.	15,261	595,332
		3,192,637

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	61

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 4.62% (continued)

Real Estate Management & Development - 0.03%
Alexander & Baldwin, Inc.	5,892	$211,935

Software - 0.43%
Advent Software, Inc.	7,709	243,296
Guidewire Software, Inc.	10,234	453,776
NetSuite, Inc.	7,730	692,144
Proofpoint, Inc.	5,893	218,866
RealPage, Inc.	10,384	160,952
Salesforce.com, Inc.	11,480	660,444
ServiceNow, Inc.	10,907	641,114
Workday, Inc. - Class A	7,248	597,960
		3,668,552

Specialty Retail - 0.30%
Abercrombie & Fitch Co. - Class A	16,739	608,295
Cabela’s, Inc.	10,131	596,716
Five Below, Inc.	17,614	697,691
Office Depot, Inc.	129,842	667,388
		2,570,090

Thrifts & Mortgage Finance - 0.02%
Capitol Federal Financial, Inc.	17,244	203,824

Wireless Telecommunication Services - 0.06%
Sprint Corp.	80,024	507,352
TOTAL COMMON STOCKS (Proceeds $41,420,609)		$39,108,074

INVESTMENT COMPANIES - 6.29%

Exchange Traded Funds - 6.29%
iShares Russell 2000 ETF	75,700	$8,277,795
SPDR S&P 500 ETF Trust	145,344	28,635,675
Vanguard Small-Cap ETF	146,944	16,256,414
TOTAL INVESTMENT COMPANIES (Proceeds $53,348,345)		$53,169,884

TOTAL SECURITIES SOLD SHORT (Proceeds $94,768,954) - 10.91%		$92,277,958

Percentages are stated as a percent of net assets.
ADR  American Depositary Receipt
(a)  Non-income producing security.
(b)  Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

62	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 62.94%

Airlines - 3.35%
Alaska Air Group, Inc.	42,394	$1,845,835
American Airlines Group, Inc.	66,131	2,346,328
Copa Holdings SA - Class A (b)	7,936	851,453
Delta Air Lines, Inc.	112,558	4,068,972
JetBlue Airways Corp. (a)	284,326	3,019,542
		12,132,130

Auto Components - 5.15%
Brembo SpA (b)	36,940	1,206,781
Calsonic Kansei Corp. (b)	232,000	1,262,134
Cie Generale des Etablissements Michelin (b)	20,199	1,902,569
Continental AG (b)	9,918	1,878,749
GKN PLC (b)	222,244	1,144,458
Lear Corp.	22,810	1,971,012
Leoni AG (b)	20,199	1,096,348
Magna International, Inc. (b)	26,663	2,530,585
Pirelli & C. SpA (b)	89,955	1,240,401
Plastic Omnium SA (b)	42,966	1,025,922
Showa Corp. (b)	87,300	956,180
Sumitomo Rubber Industries, Ltd. (b)	62,000	881,955
Visteon Corp. (a)	15,967	1,552,791
		18,649,885

Automobiles - 2.35%
Daihatsu Motor Co., Ltd. (b)	26,000	412,579
Ford Motor Co.	107,575	1,591,034
Geely Automobile Holdings, Ltd. (b)	960,000	401,487
Hyundai Motor Co. (b)	5,362	966,089
Kia Motors Corp. (b)	21,310	1,082,315
Nissan Motor Co., Ltd. (b)	109,200	1,057,073
Tata Motors, Ltd. - ADR	32,250	1,409,647
Thor Industries, Inc.	12,569	647,304
Volkswagen AG (b)	4,620	954,590
		8,522,118

Banks - 3.74%
AMMB Holdings Bhd (b)	632,700	1,324,621
Banco do Brasil SA (b)	107,400	1,117,109
Bank Negara Indonesia Persero Tbk PT (b)	3,178,500	1,436,290
China CITIC Bank Corp., Ltd. (b)	2,037,000	1,234,106
Grupo Financiero Santander Mexico SAB de CV - Class B - ADR	118,629	1,605,051
Krung Thai Bank PCL - NVDR	2,438,000	1,777,209
Powszechna Kasa Oszczednosci Bank Polski SA (b)	124,973	1,492,745
State Bank of India - GDR	14,938	1,175,903
Thanachart Capital PCL - NVDR	642,400	736,073
Turkiye Is Bankasi (b)	743,700	1,652,703
		13,551,810

Electric Utilities - 2.80%
CEZ AS (b)	84,064	2,555,635
EDP - Energias do Brasil SA (b)	251,600	1,020,688
Enersis SA - ADR	74,297	1,172,407
Light SA (b)	140,000	1,201,103
Manila Electric Co. (b)	117,180	663,392
PGE SA (b)	186,409	1,177,679
Tauron Polska Energia SA (b)	709,123	1,147,333
Tenaga Nasional Bhd (b)	318,100	1,201,221
		10,139,458

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	63

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 62.94% (continued)

Electronic Equipment, Instruments & Components - 4.99%
Arrow Electronics, Inc. (a)	29,089	$1,610,076
Avnet, Inc.	34,215	1,419,922
Benchmark Electronics, Inc. (a)	48,791	1,083,648
Celestica, Inc. (a)(b)	119,718	1,215,137
Daeduck GDS Co., Ltd. (b)	39,300	450,198
Delta Electronics Thailand PCL - NVDR	441,900	842,850
Hexagon AB - Class B (b)	49,315	1,559,361
Hon Hai Precision Industry Co., Ltd. (b)	742,560	2,338,870
Jabil Circuit, Inc.	60,000	1,210,200
Oki Electric Industry Co., Ltd. (b)	493,000	1,153,599
Plexus Corp. (a)	28,214	1,041,943
Sanmina Corp. (a)	70,022	1,460,659
SYNNEX Corp. (a)	22,525	1,455,791
Tech Data Corp. (a)	21,372	1,257,956
		18,100,210

Gas Utilities - 2.13%
AGL Resources, Inc.	23,685	1,215,988
Atmos Energy Corp.	24,584	1,172,657
Gas Natural SDG SA (b)	40,789	1,199,884
New Jersey Resource Corp.	22,599	1,141,475
Tokyo Gas Co., Ltd. (b)	211,000	1,185,636
Towngas China Co., Ltd. (b)	529,000	566,673
UGI Corp.	36,186	1,233,581
		7,715,894

Health Care Providers & Services - 4.49%
Aetna, Inc.	26,839	2,173,959
Centene Corp. (a)	21,153	1,749,565
Health Net, Inc. (a)	41,328	1,905,634
Humana, Inc.	18,255	2,378,444
Magellan Health, Inc. (a)	20,736	1,134,881
Rhoen-Klinikum AG (b)	39,792	1,204,412
UnitedHealth Group, Inc.	25,137	2,168,066
WellCare Health Plans, Inc. (a)	18,156	1,095,533
WellPoint, Inc.	20,626	2,467,282
		16,277,776

Household Durables - 1.44%
Alpine Electronics Inc. (b)	46,000	759,529
Helen of Troy, Ltd. (a)(b)	24,907	1,308,116
Pioneer Corp. (b)	262,600	721,961
Whirlpool Corp.	16,645	2,424,344
		5,213,950

Insurance - 7.62%
American International
Group, Inc.	47,146	2,546,827
Assurant, Inc.	21,405	1,376,342
Baloise Holding AG (b)	16,086	2,056,297
Everest Re Group, Ltd. (b)	14,621	2,368,748
Genworth Financial, Inc. - Class A (a)	144,304	1,890,382
Gjensidige Forsikring ASA (b)	55,838	1,181,117
Helvetia Holding AG (b)	2,301	1,114,207
Kemper Corp.	23,482	801,910
Liberty Holdings, Ltd. (b)	66,816	729,011
Mapfre SA (b)	553,639	1,956,760
Muenchener Rueckversicherungs AG (b)	10,672	2,105,251
PartnerRe, Ltd. (b)	20,340	2,235,163
Porto Seguro SA (b)	73,300	853,457

64	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 62.94% (continued)

Insurance - 7.62% (continued)
SCOR SE (b)	60,414	$1,886,910
Swiss Re AG (b)	24,173	1,923,744
Talanx AG (b)	28,434	944,443
Unum Group	48,178	1,656,360
		27,626,929

Oil, Gas & Consumable Fuels - 4.29%
AWE, Ltd. (a)(b)	628,978	1,009,057
BP PLC - ADR	37,922	1,666,672
Chevron Corp.	14,382	1,716,060
China Petroleum & Chemical Corp. - ADR	17,200	1,502,592
Hess Corp.	16,410	1,547,791
Husky Energy, Inc. (b)	61,036	1,675,295
Imperial Oil, Ltd. (b)	36,069	1,703,178
Statoil ASA - ADR	64,966	1,764,477
Suncor Energy, Inc. (b)	46,302	1,673,817
Valero Energy Corp.	28,176	1,303,704
		15,562,643

Paper & Forest Products - 0.16%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	2,484,000	47,986
Resolute Forest Products, Inc. (a)(b)	34,325	536,843
		584,829

Real Estate Management & Development - 2.59%
AP Thailand PCL - NVDR	2,057,100	456,012
Brookfield Property Partners LP	40,214	847,309
Daiwa House Industry Co., Ltd. (b)	67,100	1,205,446
Deutsche Euroshop AG (b)	10,735	463,846
Jones Lang LaSalle, Inc.	9,540	1,205,284
Keppel Land, Ltd. (b)	269,000	737,519
Kerry Properties, Ltd. (b)	214,500	719,108
Megaworld Corp. (b)	4,758,000	532,625
Pruksa Real Estate PCL - NVDR	571,100	601,983
Realogy Holdings Corp. (a)	18,999	706,763
Soho China, Ltd. (b)	614,000	444,124
The St. Joe Co., Ltd. (a)	47,700	950,661
Takara Leben Co., Ltd. (b)	141,600	527,033
		9,397,713

Road & Rail - 4.49%
AMERCO	5,360	1,403,731
Canadian National Railway Co. (b)	23,029	1,634,926
Central Japan Railway Co. (b)	12,800	1,726,576
Con-way, Inc.	28,760	1,366,100
Keisei Electric Railway Co., Ltd. (b)	98,000	983,949
Norfolk Southern Corp.	15,274	1,704,578
Ryder System, Inc.	15,829	1,424,135
Sankyu, Inc. (b)	138,000	737,513
Seino Holdings Co., Ltd. (b)	90,000	721,467
Union Pacific Corp.	20,220	2,192,252
Werner Enterprises, Inc.	38,164	961,733
West Japan Railway Co. (b)	31,400	1,405,240
		16,262,200

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	65

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 62.94% (continued)

Semiconductors & Semiconductor Equipment - 4.86%
A-DATA Technology Co., Ltd. (b)	281,040	$585,469
Advanced Semiconductor Engineering, Inc. - ADR	197,059	1,164,619
ChipMOS TECHNOLOGIES Bermuda, Ltd. (b)	33,251	752,138
Cirrus Logic, Inc. (a)	39,451	822,553
CSR PLC (b)	68,754	842,860
First Solar, Inc. (a)	20,648	1,358,845
Iljin Display Co., Ltd. (b)	35,110	270,765
Intel Corp.	82,448	2,870,839
Magnachip Semiconductor Corp. (a)(b)	36,191	423,435
Marvell Technology Group, Ltd. (b)	109,566	1,476,950
NVIDIA Corp.	100,341	1,851,291
Radiant Opto-Electronics Corp. (b)	126,050	498,610
Realtek Semiconductor Corp. (b)	203,320	722,014
Shindengen Electric Manufacturing Co., Ltd. (b)	114,000	778,147
Sigurd Microelectronics Corp. (b)	515,000	517,008
Silicon Works Co., Ltd. (b)	32,078	698,644
Skyworks Solutions, Inc.	34,095	1,979,215
		17,613,402

Technology Hardware, Storage & Peripherals - 8.15%
Apple, Inc.	29,659	2,988,144
Asustek Computer, Inc. (b)	148,000	1,412,272
Eizo Corp. (b)	65,300	1,505,996
FUJIFILM Holdings Corp. (b)	88,200	2,710,130
Hewlett-Packard Co.	53,546	1,899,277
Lenovo Group, Ltd. (b)	1,188,000	1,769,518
Lexmark International, Inc. - Class A	30,747	1,306,748
NCR Corp. (a)	67,399	2,251,801
Pegatron Corp. (b)	952,000	1,749,954
Ricoh Co., Ltd. (b)	202,000	2,170,150
Samsung Electronics Co., Ltd. (b)	1,458	1,632,971
SanDisk Corp.	32,260	3,159,867
Seiko Epson Corp. (b)	59,400	2,862,066
Western Digital Corp.	21,822	2,123,717
		29,542,611

Water Utilities - 0.34%
Guangdong Investment, Ltd. (b)	1,046,000	1,222,765
TOTAL COMMON STOCKS (Cost $195,810,412)		$228,116,323

PREFERRED STOCKS - 1.23%

Automobiles - 0.40%
Porsche Automobile Holding SE (b)	18,330	$1,462,241

Banks - 0.20%
Banco do Estado do Rio Grande do Sul SA (b)	120,700	722,400

66	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
PREFERRED STOCKS - 1.23% (continued)

Electric Utilities - 0.63%
Cia Energetica de Minas Gerais - ADR	169,581	$1,056,490
Companhia Paranaense de Energia - ADR	89,449	1,222,768
		2,279,258
TOTAL PREFERRED STOCKS (Cost $3,870,260)		$4,463,899

INVESTMENT COMPANIES - 10.61%

Exchange Traded Funds - 10.61%
CurrencyShares Japanese Yen Trust	35,984	$3,195,379
iShares CMBS ETF	13,500	692,981
iShares Floating Rate Bond ETF	86,280	4,385,612
iShares Global ex USD High Yield Corporate Bond ETF	13,422	717,413
iShares iBoxx $ Investment Grade Corporate Bond Fund ETF	31,145	3,681,962
iShares Intermediate Credit Bond ETF	9,148	999,968
iShares MBS ETF	105,250	11,378,577
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	13,381	1,386,941
PowerShares Build America Bond Portfolio	56,300	1,669,295
PowerShares International Corporate Bond Portfolio	36,500	1,060,690
SPDR Barclays International Corporate Bond ETF	30,200	1,070,590
SPDR Barclays International Treasury Bond ETF	96,352	5,527,714
SPDR Barclays Short-Term International Treasury Bond ETF	78,546	2,675,277
TOTAL INVESTMENT COMPANIES (Cost $38,780,595)		$38,442,399

	Principal Amount	Fair Value
CORPORATE BONDS - 1.35%

Banks - 0.32%
JPMorgan Chase & Co.
3.150%, 07/05/2016	$1,120,000	$1,159,150

Biotechnology - 0.21%
Amgen, Inc.
4.100%, 06/15/2021	731,000	777,490

Industrial Conglomerates - 0.31%
General Electric Co.
5.250%, 12/06/2017	1,025,000	1,137,187

Internet & Catalog Retail - 0.31%
Expedia, Inc.
7.456%, 08/15/2018	970,000	1,134,415

Oil, Gas & Consumable Fuels - 0.15%
Enterprise Products Operating, LLC
5.600%, 10/15/2014	523,000	523,988

Tobacco - 0.05%
Altria Group, Inc.
9.700%, 11/10/2018	153,000	197,095
TOTAL CORPORATE BONDS (Cost $4,668,221)		$4,929,325

UNITED STATES TREASURY OBLIGATIONS - 1.83%

United States Treasury Notes - 1.83%
2.500%, 04/30/2015	$1,520,000	$1,541,554
2.125%, 08/31/2020	3,130,000	3,146,626
5.250%, 11/15/2028	1,500,000	1,929,843
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $6,553,903)		$6,618,023

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	67

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

		Principal Amount	Fair Value
FOREIGN GOVERNMENT BONDS - 6.26%

Bank Nederlands Gemeenten NV
1.850%, 11/07/2016 (b)
	JPY	170,000,000	$1,612,234
Commonwealth of Australia
2.750%, 10/21/2019 (b)
	AUD	2,460,000	2,127,984
Development Bank of Japan
1.750%, 03/17/2017 (b)
	JPY	160,000,000	1,517,124
Federal Republic of Germany
4.250%, 07/04/2018 (b)
	EUR	1,630,000	2,388,290
3.500%, 07/04/2019 (b)
	EUR	1,630,000	2,390,988
			4,779,278
Government of France
3.750%, 04/25/2021 (b)
	EUR	2,370,000	3,600,515
Government of United Kingdom
3.750%, 09/07/2020 (b)
	GBP	1,570,000	2,804,875
Kingdom of Spain
4.300%, 10/31/2019 (b)
	EUR	1,290,000	1,901,004
Province of Manitoba Canada
1.300%, 04/03/2017 (b)
	USD	2,100,000	2,114,687
Republic of Italy
4.500%, 08/01/2018 (b)
	EUR	1,550,000	2,228,184
TOTAL FOREIGN GOVERNMENT BONDS (Cost $23,182,846)			$22,685,885

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 7.75%

Money Market Funds - 7.75%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.01% (c)	28,089,171	$28,089,171
TOTAL SHORT-TERM INVESTMENTS (Cost $28,089,171)		$28,089,171

Total Investments (Cost $300,955,408) - 91.97%		$333,345,025
Other Assets in Excess of Liabilities - 8.03%(f)		29,108,659
TOTAL NET ASSETS - 100.00%		$362,453,684

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
JPY	Japanese Yen
USD	U.S. Dollar
NVDR	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2014.
(d)	Illiquid Security. The fair value of this security is $47,986 which represents 0.01% of total net assets.
(e)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of the Leuthold Funds due to a halt in trading of the security on January 26, 2011.
(f)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

68	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2014

		Percentage
	Fair	of Total
	Value	Investments
CURRENCY EXPOSURE
September 30, 2014
Australian Dollar	$3,137,041	0.94%
Brazilian Real	4,914,757	1.47
British Pound	4,792,194	1.44
Canadian Dollar	3,310,221	0.99
Czech Koruna	2,555,635	0.77
Euro	33,038,088	9.91
Hong Kong Dollar	6,405,768	1.92
Indonesian Rupiah	1,436,290	0.43
Japanese Yen	28,853,716	8.66
Malaysian Ringgit	2,525,842	0.76
New Taiwan Dollar	7,824,197	2.35
New Turkish Lira	1,652,703	0.50
Norwegian Krone	1,181,118	0.35
Philippine Peso	1,196,017	0.36
Polish Zloty	3,817,756	1.14
Singapore Dollar	737,519	0.22
South African Rand	729,011	0.22
South Korea Won	5,100,981	1.53
Swedish Krona	1,559,361	0.47
Swiss Franc	5,094,248	1.53
Thai Baht	4,414,129	1.32
US Dollar	209,068,433	62.72
Total Investments	$333,345,025	100.00%

		Percentage
	Fair	of Total
	Value	Investments
PORTFOLIO DIVERSIFICATION
September 30, 2014
Australia	$3,137,041	0.94%
Brazil	7,194,015	2.16
Canada	13,084,468	3.93
Chile	1,172,407	0.35
China	5,399,813	1.62
Czech Republic	2,555,635	0.77
France	8,415,916	2.52
Germany	14,889,158	4.47
Hong Kong	2,508,546	0.75
India	2,585,550	0.78
Indonesia	1,436,290	0.43
Italy	4,675,366	1.40
Japan	27,241,483	8.17
Malaysia	2,525,842	0.76
Mexico	1,605,051	0.48
Netherlands	1,612,234	0.48
Norway	2,945,594	0.88
Panama	851,453	0.26
Philippines	1,196,017	0.36
Poland	3,817,756	1.14
Singapore	737,519	0.22
South Africa	729,011	0.22
South Korea	5,524,417	1.66
Spain	5,057,648	1.52
Sweden	1,559,361	0.47
Switzerland	5,094,248	1.53
Taiwan	9,740,954	2.92
Thailand	4,414,129	1.32
Turkey	1,652,703	0.50
United Kingdom	6,458,865	1.94
United States	183,526,535	55.05
Total Investments	$333,345,025	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	69

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 2.89%

Aerospace & Defense - 0.07%
Bae Systems (b)	16,294	$124,024
TransDigm Group, Inc.	658	121,289
		245,313

Air Freight & Logistics - 0.03%
XPO Logistics, Inc.	2,919	109,959

Banks - 0.06%
Home BancShares, Inc.	3,617	106,376
Investors Bancorp, Inc.	12,084	122,411
		228,787

Capital Markets - 0.24%
Charles Schwab Corp.	5,266	154,768
Deutsche Bank AG (b)	2,871	100,083
Greenhill & Co., Inc.	2,463	114,505
ICAP PLC (b)	19,000	118,823
kabu.com Securities Co., Ltd. (b)	24,000	117,373
Matsui Securities Co., Ltd. (b)	13,100	122,186
UBS AG (b)	7,123	123,726
		851,464

Chemicals - 0.03%
Mexichem SAB de CV (b)	29,000	120,746

Commercial Services & Supplies - 0.11%
Covanta Holding Corp.	6,343	134,599
Healthcare Services Group, Inc.	4,184	119,704
Waste Management, Inc.	2,985	141,877
		396,180

Construction & Engineering - 0.10%
China State Construction International Holdings, Ltd. (b)	74,000	110,011
Chiyoda Corp. (b)	10,000	110,585
SNC Lavalin Group, Inc. (b)	2,923	134,595
		355,191

Food & Staples Retailing - 0.13%
Booker Group PLC (b)	48,000	94,791
Empire Co., Ltd. - Class A (b)	1,750	121,708
George Weston, Ltd. (b)	1,499	118,132
Loblaw Companies Ltd. (b)	2,446	122,415
		457,046

Food Products - 0.24%
B&G Foods, Inc.	4,006	110,365
BRF SA - ADR	4,680	111,337
China Mengniu Dairy Co., Ltd. (b)	29,000	119,338
Darling Ingredients, Inc.	6,161	112,869
Grupo Bimbo SAB de CV (b)	43,300	125,543
Post Holdings, Inc.	2,783	92,340
WhiteWave Foods Co.	3,194	116,038
Yakult Honsha Co., Ltd. (b)	1,900	99,792
		887,622

Health Care Equipment & Supplies - 0.20%
Abaxis, Inc.	2,172	110,142
ABIOMED, Inc.	4,883	121,245
Endologix, Inc.	7,802	82,701
HeartWare International, Inc.	1,432	111,166
Shandong Weigao Group Medical Polymer Co., Ltd. (b)	132,000	130,207
Tornier NV (b)	6,873	164,265
		719,726

Health Care Technology - 0.03%
M3, Inc. (b)	7,300	117,065

Hotels, Restaurants & Leisure - 0.16%
Domino’s Pizza Group PLC (b)	13,554	124,651
Fiesta Restaurant Group, Inc.	2,653	131,801
McDonald’s Holding Co. Japan, Ltd. (b)	4,600	113,753
Pinnacle Entertainment, Inc.	4,376	109,794
Popeyes Louisiana Kitchen, Inc.	2,691	108,986
		588,985

70	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 2.89% (continued)

Industrial Conglomerates - 0.04%
Beijing Enterprises Holdings, Ltd. (b)	17,500	$150,141

Internet & Catalog Retail - 0.10%
Amazon.com, Inc.	380	122,527
HomeAway, Inc.	3,628	128,794
TripAdvisor, Inc.	1,382	126,343
		377,664

Internet Software & Services - 0.10%
Cornerstone OnDemand, Inc.	2,627	90,395
LinkedIn Corp. - Class A	720	149,609
Shutterstock, Inc.	1,547	110,425
		350,429

Leisure Products - 0.08%
Sankyo Co., Ltd. (b)	3,000	107,514
Shimano, Inc. (b)	1,400	170,301
		277,815

Life Sciences Tools & Services - 0.04%
MorphoSys AG (b)	1,435	140,002

Machinery - 0.04%
MAN SE (b)	1,339	150,683

Media - 0.20%
Loral Space & Communications, Inc.	1,664	119,492
Mediaset Espana Comunicacion SA (b)	10,576	131,254
Morningstar, Inc.	1,757	119,300
Sinclair Broadcast Group, Inc. - Class A	4,096	106,865
Sirius XM Holdings, Inc.	37,143	129,629
Thomson Reuters Corp.	3,355	122,156
		728,696

Paper & Forest Products - 0.06%
Louisiana-Pacific Corp.	7,790	105,866
Stora Enso Oyj (b)	13,633	113,108
		218,974

Personal Products - 0.10%
Coty, Inc. - Class A	6,571	108,750
Euglena Co., Ltd. (b)	8,900	111,203
Hengan International Group Co., Ltd. (b)	13,800	135,762
		355,715

Pharmaceuticals - 0.03%
Salix Pharmaceuticals, Ltd.	728	113,743

Professional Services - 0.18%
Advisory Board Co.	2,138	99,609
Bureau Veritas SA (b)	4,629	102,306
Corporate Executive Board Co.	1,802	108,246
IHS, Inc. - Class A	925	115,801
Nihon M&A Center, Inc. (b)	3,900	113,142
Wageworks, Inc.	2,502	113,916
		653,020

Software - 0.21%
Guidewire Software, Inc.	2,940	130,359
NetSuite, Inc.	1,407	125,983
Salesforce.com, Inc.	2,230	128,292
ServiceNow, Inc.	2,329	136,899
Solera Holdings, Inc.	1,935	109,056
Tableau Software, Inc. - Class A	1,889	137,236
		767,825

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	71

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 2.89% (continued)

Specialty Retail - 0.17%
Fast Retailing Co., Ltd. (b)	400	$134,037
L’Occitane International (b)	47,000	107,640
Restoration Hardware Holdings, Inc.	1,349	107,313
Tiffany & Co.	1,328	127,900
Ulta Salon Cosmetics & Fragrance, Inc.	1,274	150,548
		627,438

Textiles, Apparel & Luxury Goods - 0.07%
Asics Corp. (b)	5,800	130,811
China Dongxiang Group Co., Ltd. (b)	585,000	109,804
		240,615

Thrifts & Mortgage Finance - 0.07%
Bofi Holding, Inc.	1,676	121,862
TFS Financial Corp.	8,492	121,605
		243,467
TOTAL COMMON STOCKS (Proceeds $10,560,470)		$10,474,311

INVESTMENT COMPANIES - 7.54%

Exchange Traded Funds - 7.54%
iShares MSCI EAFE ETF	60,008	$3,847,713
iShares MSCI Emerging Markets ETF	48,660	2,022,310
iShares MSCI South Korea Capped ETF	3,051	184,616
iShares Russell 2000 ETF	97,050	10,612,417
SPDR S&P 500 ETF Trust	54,150	10,668,633
TOTAL INVESTMENT COMPANIES (Proceeds $27,853,525)		$27,335,689
TOTAL SECURITIES SOLD SHORT (Proceeds $38,413,995) - 10.43%		$37,810,000

Percentages are stated as a percent of net assets.
ADR  American Depositary Receipt
(a)  Non-income producing security.
(b)  Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

72	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Schedule of Investments
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 99.32%

Aerospace & Defense - 6.49%
AAR Corp.	1,857	$44,846
Alliant Techsystems, Inc.	726	92,667
Boeing Co.	918	116,935
Exelis, Inc.	4,738	78,366
L-3 Communications Holdings, Inc.	768	91,331
Lockheed Martin Corp.	854	156,094
Moog, Inc. - Class A (a)	683	46,717
Northrop Grumman Corp.	1,152	151,787
Raytheon Co.	1,238	125,806
Triumph Group, Inc.	960	62,448
Vectrus, Inc. (a)	263	5,141
		972,138

Airlines - 8.37%
Alaska Air Group, Inc.	4,183	182,128
American Airlines Group, Inc.	5,271	187,015
Copa Holdings SA - Class A (b)	1,024	109,865
Delta Air Lines, Inc.	6,061	219,105
Hawaiian Holdings, Inc. (a)	10,052	135,199
JetBlue Airways Corp. (a)	12,442	132,134
Southwest Airlines Co.	8,537	288,295
		1,253,741

Chemicals - 5.23%
Axiall Corp.	1,665	59,624
Cabot Corp.	2,732	138,704
LyondellBasell Industries NV - Class A	2,070	224,926
Methanex Corp. (b)	2,433	162,524
Westlake Chemical Corp.	2,284	197,771
		783,549

Consumer Finance - 5.19%
Capital One Financial Corp.	2,988	243,881
Discover Financial Services	4,076	262,454
Navient Corp.	7,640	135,304
Portfolio Recovery Associates, Inc. (a)	1,345	70,249
SLM Corp.	7,640	65,398
		777,286

Electronic Equipment, Instruments & Components - 7.34%
Arrow Electronics, Inc. (a)	2,710	149,998
Avnet, Inc.	3,159	131,099
Benchmark Electronics, Inc. (a)	2,838	63,032
Flextronics International, Ltd. (a)	11,269	116,296
Ingram Micro, Inc. - Class A (a)	4,162	107,421
Insight Enterprises, Inc. (a)	3,137	70,990
Jabil Circuit, Inc.	5,442	109,765
Sanmina Corp. (a)	3,799	79,247
SYNNEX Corp. (a)	1,622	104,830
TE Connectivity, Ltd. (b)	3,009	166,368
		1,099,046

Food & Staples Retailing - 2.70%
CVS Health Corp.	5,079	404,238

Health Care Providers & Services - 12.20%
Aetna, Inc.	2,134	172,854
CIGNA Corp.	1,216	110,279
Ensign Group, Inc.	1,115	38,802
Hanger, Inc. (a)	1,900	38,988
HCA Holdings, Inc. (a)	3,586	252,885
Humana, Inc.	1,174	152,960
Kindred Healthcare, Inc.	1,885	36,569
LifePoint Hospitals, Inc. (a)	1,596	110,427
Magellan Health, Inc. (a)	1,430	78,264
Select Medical Holdings Corp.	2,861	34,418

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	73

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 99.32% (continued)

Health Care Providers & Services - 12.20% (continued)
UnitedHealth Group, Inc.	2,668	$230,115
Universal Health Services, Inc. - Class B	1,423	148,704
VCA, Inc. (a)	2,973	116,928
WellCare Health Plans, Inc. (a)	1,152	69,512
WellPoint, Inc.	1,973	236,010
		1,827,715

IT Services - 8.14%
Accenture PLC - Class A (b)	1,110	90,265
Amdocs, Ltd.	1,494	68,545
Cognizant Technology Solutions Corp. - Class A (a)	1,494	66,886
Computer Sciences Corp.	1,942	118,753
Convergys Corp.	2,710	48,292
DST Systems, Inc.	1,067	89,543
Fiserv, Inc. (a)	1,793	115,891
Global Payments, Inc.	1,003	70,090
International Business Machines Corp.	726	137,817
MasterCard, Inc. - Class A	1,985	146,731
Sapient Corp. (a)	4,823	67,522
Visa, Inc. - Class A	704	150,212
Western Union Co.	3,052	48,954
		1,219,501

Multiline Retail - 5.22%
Dillard’s, Inc. - Class A	1,682	183,304
Kohl’s Corp.	3,690	225,201
Macy’s, Inc.	3,666	213,288
Nordstrom, Inc.	2,347	160,464
		782,257

Oil, Gas & Consumable Fuels - 11.50%
BP PLC - ADR	1,473	64,738
Chevron Corp.	598	71,353
China Petroleum & Chemical Corp. - ADR	1,473	128,681
CVR Energy, Inc.	1,473	65,887
Green Plains, Inc.	2,134	79,790
Hess Corp.	1,409	132,897
HollyFrontier Corp.	1,430	62,462
Marathon Petroleum Corp.	1,451	122,856
PBF Energy, Inc. - Class A	2,006	48,144
PetroChina Co., Ltd. - ADR	619	79,548
Petroleo Brasileiro SA - ADR	5,250	74,498
Phillips 66	1,601	130,177
REX American Resources Corp. (a)	662	48,247
Sasol, Ltd. - ADR	2,326	126,744
Statoil ASA - ADR	4,567	124,040
Suncor Energy, Inc. (b)	3,351	121,139
Total SA - ADR	1,067	68,768
Valero Energy Corp.	2,348	108,642
Western Refining, Inc.	1,515	63,615
		1,722,226

Semiconductors & Semiconductor Equipment - 6.68%
Advanced Semiconductor Engineering, Inc. - ADR	4,759	28,126
ChipMOS TECHNOLOGIES Bermuda, Ltd. (b)	1,302	29,451
Cirrus Logic, Inc. (a)	3,585	74,747
First Solar, Inc. (a)	1,110	73,049
Integrated Device Technology, Inc.	5,143	82,031
Integrated Silicon Solution, Inc.	1,067	14,661
Intel Corp.	2,497	86,945
Lattice Semiconductor Corp. (a)	4,400	33,000

74	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 99.32% (continued)

Semiconductors & Semiconductor Equipment - 6.68% (continued)
Magnachip Semiconductor Corp. (a)(b)	1,686	$19,726
Marvell Technology Group, Ltd. (b)	5,357	72,212
Micron Technology, Inc. (a)	3,329	114,052
NVIDIA Corp.	4,162	76,789
ON Semiconductor Corp. (a)	6,787	60,676
Silicon Image, Inc. (a)	3,052	15,382
Silicon Motion Technology Corp. - ADR	1,665	44,855
Siliconware Precision Industries Co. - ADR	4,412	30,090
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	3,692	74,505
Xilinx, Inc.	1,643	69,581
		999,878

Software - 1.48%
Microsoft Corp.	4,781	221,647

Specialty Retail - 8.52%
Advance Auto Parts, Inc.	1,259	164,048
Asbury Automotive Group, Inc. (a)	3,009	193,840
AutoNation, Inc. (a)	2,156	108,468
AutoZone, Inc. (a)	276	140,666
CarMax, Inc. (a)	2,582	119,934
Group 1 Automotive, Inc.	1,195	86,888
Lithia Motors, Inc. - Class A	2,668	201,941
O’Reilly Automotive, Inc. (a)	982	147,654
Penske Automotive Group, Inc.	2,774	112,597
		1,276,036

Technology Hardware, Storage & Peripherals - 7.50%
Apple, Inc.	1,935	194,951
Hewlett-Packard Co.	4,567	161,991
Lexmark International, Inc. - Class A	4,098	174,165
QLogic Corp. (a)	5,848	53,568
SanDisk Corp.	2,027	198,545
Seagate Technology PLC (b)	2,732	156,462
Western Digital Corp.	1,878	182,767
		1,122,449

Water Utilities - 2.76%
American States Water Co.	1,195	36,352
American Water Works Co., Inc.	3,180	153,371
Aqua America, Inc.	3,031	71,319
California Water Service Group	1,665	37,363
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	14,235	115,446
		413,851

TOTAL COMMON STOCKS (Cost $12,427,542)		$14,875,558

PREFERRED STOCKS - 0.33%

Chemicals - 0.33%
Braskem SA - ADR	3,799	$50,033
TOTAL PREFERRED STOCKS (Cost $48,449)		$50,033

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	75

Leuthold Select Industries Fund
Schedule of Investments (continued) September 30, 2014

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 0.48%

Money Market Funds - 0.48%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.01% (c)	72,024	$72,024
TOTAL SHORT-TERM INVESTMENTS (Cost $72,024)		$72,024

Total Investments (Cost $12,548,015) - 100.13%		$14,997,615
Liabilities in Excess of Other Assets - (0.13)%		(20,164)
TOTAL NET ASSETS - 100.00%		$14,977,451

Percentages are stated as a percent of net assets.
ADR  American Depositary Receipt
(a)  Non-income producing security.
(b)  Foreign issued security.
(c)  The rate quoted is the annualized seven-day yield as of September 30, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

76	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 97.25%

Airlines - 5.04%
Alaska Air Group, Inc.	4,970	$216,394
American Airlines Group, Inc.	7,732	274,331
Copa Holdings SA - Class A (b)	929	99,673
Delta Air Lines, Inc.	13,192	476,891
JetBlue Airways Corp. (a)	33,326	353,922
		1,421,211

Auto Components - 7.91%
Brembo SpA (b)	4,449	145,343
Calsonic Kansei Corp. (b)	28,000	152,327
Cie Generale des Etablissements Michelin (b)	2,433	229,167
Continental AG (b)	1,175	222,578
GKN PLC (b)	26,767	137,838
Lear Corp.	2,674	231,060
Leoni AG (b)	2,433	132,057
Magna International, Inc. (b)	3,125	296,594
Pirelli & C. SpA (b)	11,031	152,108
Plastic Omnium SA (b)	5,175	123,566
Showa Corp. (b)	10,500	115,005
Sumitomo Rubber Industries, Ltd. (b)	7,500	106,688
Visteon Corp. (a)	1,933	187,984
		2,232,315

Automobiles - 3.65%
Daihatsu Motor Co., Ltd. (b)	3,000	47,605
Ford Motor Co.	12,609	186,487
Geely Automobile Holdings, Ltd. (b)	115,000	48,095
Hyundai Motor Co. (b)	695	125,220
Kia Motors Corp. (b)	2,762	140,279
Nissan Motor Co., Ltd. (b)	13,100	126,810
Tata Motors, Ltd. - ADR	3,781	165,268
Thor Industries, Inc.	1,473	75,860
Volkswagen AG (b)	556	114,881
		1,030,505

Banks - 5.98%
AMMB Holdings Bhd (b)	82,600	172,931
Banco Do Brasil SA (b)	14,100	146,660
Bank Negara Indonesia Persero Tbk PT (b)	415,300	187,664
China CITIC Bank Corp., Ltd. (b)	252,000	152,673
Grupo Financiero Santander Mexico SBA de CV - Class B - ADR	14,219	192,383
Krung Thai Bank PCL - NVDR	296,600	216,210
Powszechna Kasa Oszczednosci Bank Polski SA (b)	15,248	182,130
State Bank of India - GDR	1,807	142,245
Thanachart Capital PCL - NVDR	79,900	91,551
Turkiye Is Bankasi (b)	90,735	201,638
		1,686,085

Electric Utilities - 4.50%
CEZ AS (b)	10,196	309,969
EDP - Energias do Brasil SA (b)	33,400	135,497
Enersis SA - ADR	8,948	141,199
Light SA (b)	18,600	159,575
Manila Electric Co. (b)	14,910	84,410
PGE SA (b)	22,610	142,844
Tauron Polska Energia SA (b)	86,012	139,164
Tenaga Nasional Bhd (b)	41,800	157,847
		1,270,505

Electronic Equipment, Instruments & Components - 7.65%
Arrow Electronics, Inc. (a)	3,409	188,688
Avnet, Inc.	4,010	166,415
Benchmark Electronics, Inc. (a)	5,846	129,840
Celestica, Inc. (a)(b)	14,344	145,592
Daeduck GDS Co., Ltd. (b)	5,090	58,308

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	77

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 97.25% (continued)

Electronic Equipment, Instruments & Components - 7.65% (continued)
Delta Electronics Thailand PCL - NVDR	53,200	$101,470
Hexagon AB - Class B (b)	5,939	187,794
Hon Hai Precision Industry Co., Ltd. (b)	89,488	281,864
Jabil Circuit, Inc.	7,033	141,856
Oki Electric Industry Co., Ltd. (b)	60,000	140,397
Plexus Corp. (a)	3,381	124,860
Sanmina Corp. (a)	8,207	171,198
SYNNEX Corp. (a)	2,641	170,688
Tech Data Corp. (a)	2,504	147,385
		2,156,355

Gas Utilities - 3.30%
AGL Resources, Inc.	2,849	146,268
Atmos Energy Corp.	2,958	141,097
Gas Natural SDG SA (b)	4,971	146,231
New Jersey Resource Corp.	2,699	136,326
Tokyo Gas Co., Ltd. (b)	25,000	140,478
Towngas China Co., Ltd. (b)	66,000	70,700
UGI Corp.	4,354	148,428
		929,528

Health Care Providers & Services - 6.79%
Aetna, Inc.	3,144	254,664
Centene Corp. (a)	2,477	204,873
Health Net, Inc. (a)	4,923	227,000
Humana, Inc.	2,138	278,560
Magellan Health, Inc. (a)	2,429	132,939
Rhoen-Klinikum AG (b)	4,814	145,709
UnitedHealth Group, Inc.	2,945	254,006
WellCare Health Plans, Inc. (a)	2,128	128,403
WellPoint, Inc.	2,416	289,002
		1,915,156

Household Durables - 2.21%
Alpine Electronics, Inc. (b)	5,600	92,464
Helen of Troy, Ltd. (a)(b)	2,919	153,306
Pioneer Corp. (b)	31,700	87,152
Whirlpool Corp.	1,995	290,572
		623,494

Insurance - 11.72%
American International Group, Inc.	5,526	298,515
Assurant, Inc.	2,509	161,329
Baloise Holding AG (b)	1,937	247,610
Everest Re Group, Ltd. (b)	1,713	277,523
Genworth Financial, Inc. - Class A (a)	16,914	221,573
Gjensidige Forsikring ASA (b)	6,725	142,251
Helvetia Holding AG (b)	281	136,068
Kemper Corp.	2,856	97,532
Liberty Holdings, Ltd. (b)	8,047	87,799
Mapfre SA (b)	67,547	238,735
Muenchener Rueckversicherungs AG (b)	1,285	253,490
PartnerRe, Ltd. (b)	2,384	261,978
Porto Seguro SA (b)	9,700	112,941
SCOR SE (b)	7,276	227,251
Swiss Re AG (b)	2,911	231,664
Talanx AG (b)	3,425	113,762
Unum Group	5,647	194,144
		3,304,165

78	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 97.25% (continued)

Oil, Gas & Consumable Fuels - 6.70%
AWE, Ltd. (a)(b)	77,201	$123,852
BP PLC - ADR	4,609	202,566
Chevron Corp.	1,749	208,691
China Petroleum & Chemical Corp. - ADR	2,065	180,398
Hess Corp.	1,971	185,905
Husky Energy, Inc. (b)	7,515	206,269
Imperial Oil Ltd (b)	4,384	207,012
Statoil ASA - ADR	7,897	214,483
Suncor Energy, Inc. (b)	5,628	203,452
Valero Energy Corp.	3,383	156,531
		1,889,159

Paper & Forest Products - 0.23%
China Forestry Holdings Co., Ltd. (a)(b)(c)(d)	116,000	2,241
Resolute Forest Products, Inc. (a)(b)	4,024	62,935
		65,176

Real Estate Management & Development - 4.11%
AP Thailand PCL - NVDR	264,200	58,567
Brookfield Property Partners LP	4,841	102,000
Daiwa House Industry Co., Ltd. (b)	8,000	143,719
Deutsche Euroshop AG (b)	1,379	59,585
Jones Lang Lasalle, Inc.	1,143	144,407
Keppel Land, Ltd. (b)	34,000	93,218
Kerry Properties, Ltd. (b)	27,000	90,517
Megaworld Corp. (b)	611,000	68,397
Pruksa Real Estate PCL - NVDR	74,500	78,529
Realogy Holdings Corp. (a)	2,254	83,849
Soho China, Ltd. (b)	79,000	57,143
The St. Joe Co., Ltd. (a)	5,804	115,674
Takara Leben Co., Ltd. (b)	17,200	64,018
		1,159,623

Road & Rail - 6.93%
AMERCO	652	170,752
Canadian National Railway Co. (b)	2,925	207,658
Central Japan Railway Co. (b)	1,500	202,333
Con-way, Inc.	3,499	166,203
Keisei Electric Railway Co., Ltd. (b)	12,000	120,484
Norfolk Southern Corp.	1,838	205,121
Ryder System, Inc.	1,926	173,282
Sankyu, Inc. (b)	16,000	85,509
Seino Holdings Co., Ltd. (b)	10,000	80,163
Union Pacific Corp.	2,370	256,955
Werner Enterprises, Inc.	4,643	117,004
West Japan Railway Co. (b)	3,800	170,061
		1,955,525

Semiconductors & Semiconductor Equipment - 7.43%
A-DATA Technology Co., Ltd. (b)	34,249	71,348
Advanced Semiconductor Engineering, Inc. - ADR	23,097	136,503
ChipMOS TECHNOLOGIES Bermuda, Ltd. (b)	3,944	89,213
Cirrus Logic, Inc. (a)	4,624	96,410
CSR PLC (b)	8,281	101,517
First Solar, Inc. (a)	2,420	159,260
Iljin Display Co., Ltd. (b)	4,550	35,089
Intel Corp.	9,664	336,501
Magnachip Semiconductor Corp. (a)(b)	4,242	49,631
Marvell Technology Group, Ltd. (b)	13,156	177,343

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	79

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 97.25% (continued)

Semiconductors & Semiconductor Equipment - 7.43% (continued)
NVIDIA Corp.	11,760	$216,972
Radiant Opto-Electronics Corp. (b)	15,210	60,166
Realtek Semiconductor Corp. (b)	24,100	85,582
Shindengen Electric Manufacturing Co., Ltd. (b)	14,000	95,562
Sigurd Microelectronics Corp. (b)	62,000	62,242
Silicon Works Co., Ltd. (b)	4,147	90,320
Skyworks Solutions, Inc.	3,996	231,968
		2,095,627

Technology Hardware, Storage & Peripherals - 12.58%
Apple, Inc.	3,474	350,005
Asustek Computer, Inc. (b)	18,000	171,763
Eizo Corp. (b)	8,000	184,502
FUJIFILM Holdings Corp. (b)	10,600	325,707
Hewlett-Packard Co.	6,276	222,610
Lenovo Group, Ltd. (b)	144,000	214,487
Lexmark International, Inc. - Class A	3,604	153,170
NCR Corp. (a)	8,118	271,222
Pegatron Corp. (b)	115,000	211,391
Ricoh Co., Ltd. (b)	24,000	257,840
Samsung Electronics Co., Ltd. (b)	189	211,681
SanDisk Corp.	3,866	378,675
Seiko Epson Corp. (b)	7,200	346,917
Western Digital Corp.	2,557	248,847
		3,548,817

Water Utilities - 0.52%
Guangdong Investment, Ltd. (b)	126,000	147,293
TOTAL COMMON STOCKS (Cost $24,868,972)		$27,430,539

PREFERRED STOCKS - 1.95%

Automobiles - 0.63%
Porsche Automobile Holding SE (b)	2,208	$176,139

Banks - 0.34%
Banco do Estado do Rio Grande do Sul SA (b)	16,200	96,958

Electric Utilities - 0.98%
Cia Energetica de Minas Gerais - ADR	20,618	128,450
Companhia Paranaense de Energia - ADR	10,876	148,675
		277,125

TOTAL PREFERRED STOCKS (Cost $505,359)		$550,222

Total Investments (Cost $25,374,331) - 99.20%		$27,980,761
Other Assets in Excess of Liabilities - 0.80%		224,295
TOTAL NET ASSETS - 100.00%		$28,205,056

Percentages are stated as a percent of net assets.
ADR      American Depositary Receipt
GDR       Global Depositary Receipt
NVDR    Non-Voting Depositary Receipt
(a)  Non-income producing security.
(b)  Foreign issued security.
(c)  Illiquid Security.  The fair value of these securities total $2,241 which represents 0.01% of total net assets.
(d)  The security is currently being fair valued in accordance with procedures established by the Board of Directors of the Leuthold Funds due to a halt in trading of the security on January 26, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

80	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2014

		Percentage
	Fair	of Total
	Value	Investments
CURRENCY EXPOSURE
September 30, 2014
Australian Dollar	$123,852	0.44%
Brazilian Real	651,630	2.33
British Pound	239,356	0.86
Canadian Dollar	413,927	1.48
Czech Koruna	309,969	1.11
Euro	2,480,603	8.87
Hong Kong Dollar	783,149	2.80
Indonesian Rupiah	187,664	0.67
Japanese Yen	3,085,741	11.02
Malaysian Ringgit	330,778	1.18
New Taiwan Dollar	944,355	3.37
New Turkish Lira	201,638	0.72
Norwegian Krone	142,251	0.51
Philippine Peso	152,807	0.55
Polish Zloty	464,138	1.66
Singapore Dollar	93,218	0.33
South African Rand	87,799	0.31
South Korea Won	660,898	2.36
Swedish Krona	187,794	0.67
Swiss Franc	615,342	2.20
Thai Baht	546,327	1.95
US Dollar	15,277,524	54.61
Total Investments	$27,980,760	100.00%

		Percentage
	Fair	of Total
	Value	Investments
PORTFOLIO DIVERSIFICATION
September 30, 2014
Australia	$123,852	0.44%
Brazil	928,756	3.32
Canada	1,329,512	4.75
Chile	141,199	0.51
China	655,037	2.34
Czech Republic	309,969	1.11
France	579,984	2.07
Germany	1,218,201	4.36
Hong Kong	308,510	1.10
India	307,513	1.10
Indonesia	187,664	0.67
Italy	297,451	1.06
Japan	3,085,741	11.03
Malaysia	330,778	1.18
Mexico	192,383	0.69
Norway	356,734	1.28
Panama	99,673	0.36
Philippines	152,807	0.55
Poland	464,138	1.66
Singapore	93,218	0.33
South Africa	87,799	0.31
South Korea	710,528	2.54
Spain	384,966	1.37
Sweden	187,794	0.67
Switzerland	615,342	2.20
Taiwan	1,170,072	4.18
Thailand	546,327	1.95
Turkey	201,638	0.72
United Kingdom	441,921	1.58
United States	12,471,253	44.57
Total Investments	$27,980,760	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	81

Grizzly Short Fund
Schedule of Investments September 30, 2014

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 1.64%

Money Market Funds - 1.64%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.01% (a)	1,183,717	$1,183,717
TOTAL SHORT-TERM INVESTMENTS (Cost $1,183,717)		$1,183,717

Total Investments (Cost $1,183,717) - 1.64%		$1,183,717
Other Assets in Excess of Liabilities - 98.36% (b)		70,998,490
TOTAL NET ASSETS - 100.00%		$72,182,207

Percentages are stated as a percent of net assets.
(a)	The rate quoted is the annualized seven-day yield as of September 30, 2014.
(b)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

82	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Schedule of Securities Sold Short - (a) September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 90.16%

Aerospace & Defense - 1.10%
DigitalGlobe, Inc.	27,937	$796,205

Air Freight & Logistics - 0.37%
UTi Worldwide, Inc.	25,369	269,673

Airlines - 0.80%
Latam Airlines Group SA - ADR	50,782	577,391

Banks - 1.51%
First Horizon National Corp.	88,503	1,086,817

Capital Markets - 3.92%
Credit Suisse Group AG - ADR	38,075	1,052,393
Deutsche Bank AG (b)	29,929	1,043,325
Greenhill & Co., Inc.	15,850	736,866
		2,832,584

Chemicals - 1.44%
Balchem Corp.	6,331	358,145
Chemtura Corp.	13,946	325,360
Intrepid Potash, Inc.	23,244	359,120
		1,042,625

Commercial Services & Supplies - 2.31%
Healthcare Services Group, Inc.	12,839	367,324
Waste Management, Inc.	27,361	1,300,468
		1,667,792

Communications Equipment - 2.20%
Aruba Networks, Inc.	58,043	1,252,568
ViaSat, Inc.	6,110	336,783
		1,589,351

Construction & Engineering - 0.98%
MasTec, Inc.	23,044	705,607

Diversified Consumer Services - 1.26%
Sotheby’s	25,457	909,324

Diversified Financial Services - 3.13%
CME Group, Inc.	14,655	1,171,740
Intercontinental Exchange, Inc.	5,578	1,087,989
		2,259,729

Electrical Equipment - 0.43%
Polypore International, Inc.	7,925	308,362

Electronic Equipment, Instruments & Components - 1.09%
Itron, Inc.	19,967	784,903

Energy Equipment & Services - 1.30%
McDermott International, Inc.	163,768	936,753

Food Products - 2.50%
Darling Ingredients, Inc.	58,176	1,065,784
Post Holdings, Inc.	22,358	741,839
		1,807,623

Gas Utilities - 0.47%
WGL Holdings, Inc.	8,102	341,256

Health Care Equipment & Supplies - 3.81%
HeartWare International, Inc.	8,235	639,283
Insulet Corp.	19,042	701,698
Spectranetics Corp.	40,422	1,074,013
Wright Medical Group, Inc.	11,068	335,360
		2,750,354

Health Care Technology - 2.29%
Allscripts Healthcare Solutions, Inc.	45,071	604,627
Medidata Solutions, Inc.	23,686	1,049,053
		1,653,680

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	83

Grizzly Short Fund
Schedule of Securities Sold Short - (a) (continued) September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 90.16% (continued)

Hotels, Restaurants & Leisure - 6.10%
Bob Evans Farms, Inc.	15,009	$710,526
Boyd Gaming Corp.	28,379	288,330
Darden Restaurants, Inc.	21,211	1,091,518
Dunkin’ Brands Group, Inc.	22,063	988,864
Pinnacle Entertainment, Inc.	29,752	746,478
Scientific Games Corp. - Class A	53,615	577,434
		4,403,150

Household Durables - 1.61%
Sony Corp. - ADR	64,285	1,159,701

Independent Power and Renewable Electricity Producers - 0.51%
Pattern Energy Group, Inc.	11,785	364,392

Insurance - 0.99%
Willis Group Holdings PLC (b)	17,294	715,972

Internet & Catalog Retail - 4.30%
Amazon.com, Inc.	3,099	999,242
Groupon, Inc.	154,515	1,032,160
HomeAway, Inc.	30,239	1,073,484
		3,104,886

Internet Software & Services - 5.28%
Cornerstone OnDemand, Inc.	24,793	853,127
CoStar Group, Inc.	6,915	1,075,559
Cvent, Inc.	18,684	474,013
LinkedIn Corp. - Class A	5,105	1,060,768
Shutterstock, Inc.	4,905	350,119
		3,813,586

IT Services - 0.48%
Cardtronics, Inc.	9,917	349,078

Machinery - 2.46%
Navistar International Corp.	26,299	865,500
Proto Labs, Inc.	13,149	907,281
		1,772,781

Media - 3.24%
DreamWorks Animation SKG, Inc. - Class A	47,683	1,300,316
Liberty Global PLC - Class A (b)	24,395	1,037,763
		2,338,079

Oil, Gas & Consumable Fuels - 6.40%
Alpha Natural Resources, Inc.	176,785	438,427
Antero Resources Corp.	19,082	1,047,411
Genesis Energy LP	6,862	361,216
PDC Energy, Inc.	18,019	906,175
Talisman Energy, Inc. (b)	105,814	915,291
WPX Energy, Inc.	39,669	954,436
		4,622,956

Paper & Forest Products - 1.43%
Louisiana-Pacific Corp.	75,797	1,030,081

Personal Products - 1.35%
Avon Products, Inc.	77,435	975,681

Professional Services - 0.75%
Advisory Board Co.	11,644	542,494

Real Estate Investment Trusts (REITs) - 7.72%
CBL & Associates Properties, Inc.	63,002	1,127,736
Crown Castle International Corp.	16,248	1,308,451
Liberty Property Trust	20,189	671,486
Mack-Cali Realty Corp.	16,780	320,666
National Retail Properties, Inc.	32,143	1,111,184
Plum Creek Timber Co., Inc.	26,387	1,029,357
		5,568,880

84	The Leuthold Funds - 2014 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Schedule of Securities Sold Short - (a) (continued) September 30, 2014

	Shares	Fair Value
COMMON STOCKS - 90.16% (continued)

Real Estate Management & Development - 0.51%
Alexander & Baldwin, Inc.	10,183	$366,283

Software - 8.33%
Advent Software, Inc.	13,326	420,569
Guidewire Software, Inc.	16,824	745,976
NetSuite, Inc.	12,707	1,137,785
Proofpoint, Inc.	9,652	358,475
RealPage, Inc.	17,665	273,807
Salesforce.com, Inc.	18,766	1,079,608
ServiceNow, Inc.	17,760	1,043,933
Workday, Inc. - Class A	11,555	953,288
		6,013,441

Specialty Retail - 6.07%
Abercrombie & Fitch Co. - Class A	27,538	1,000,731
Cabelas, Inc.	17,621	1,037,877
Five Below, Inc.	29,973	1,187,230
Office Depot, Inc.	224,114	1,151,946
		4,377,784

Thrifts & Mortgage Finance - 0.49%
Capitol Federal Financial, Inc.	29,929	353,761

Wireless Telecommunication Services - 1.23%
Sprint Corp.	139,595	885,032
TOTAL COMMON STOCKS (Proceeds $68,914,941)		$65,078,047

INVESTMENT COMPANIES - 3.86%

Exchange Traded Funds - 3.86%
SPDR S&P 500 ETF Trust	14,165	$2,790,788
TOTAL INVESTMENT COMPANIES (Proceeds $2,710,795)		$2,790,788

TOTAL SECURITIES SOLD SHORT (Proceeds $71,625,736) - 94.02%		$67,868,835

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2014 Annual Report	85

86	The Leuthold Funds - 2014 Annual Report

The Leuthold Funds
Notes to the Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended. The Company consists of five series (the “Funds”):

		Inception –	Inception –
		Retail	Institutional
Fund	Investment Objective	Share Class	Share Class
Leuthold Core Investment Fund	Seeks total return consistent with prudent investment risk over the long-term	11/20/1995	1/31/2006

Leuthold Global Fund	Seeks total return consistent with prudent investment risk over the long-term	7/1/2008	4/30/2008

Leuthold Select Industries Fund	Capital appreciation	6/19/2000	n/a

Leuthold Global Industries Fund	Seeks capital appreciation and dividend income	5/17/2010	5/17/2010

Grizzly Short Fund	Capital appreciation	6/19/2000	n/a

All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes.  Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

As of the close of business on November 7, 2013, pursuant to an Agreement and Plan of Reorganization previously approved by the Funds’ Board of Directors, all of the assets, subject to the liabilities, of the Leuthold Asset Allocation Fund, were transferred to the Leuthold Core Investment Fund in exchange for a corresponding class of shares of the Leuthold Core Investment Fund of equal value.  The purpose of the transaction was to combine two Funds with comparable investment objectives and strategies.  The exchange ratio for shareholders of the Retail Class and Institutional Class was 0.58 and 0.59, respectively. The net asset value of the Leuthold Core Investment Fund – Retail Class and Leuthold Core Investment Fund – Institutional Class shares on the close of business November 7, 2013, after the reorganization, was $18.85 and $18.84, respectively, and a total of 9,682,755 shares of Leuthold Core Investment Fund – Retail Class and 2,641,170 of Leuthold Core Investment Fund – Institutional Class were issued to shareholders of the Leuthold Asset Allocation Fund in the exchange. The exchange was a tax-free event to Leuthold Asset Allocation Fund shareholders. For financial reporting purposes, assets received and shares issued by the Leuthold Core Investment Fund were recorded at fair value; however the cost basis of investments received from the Leuthold Asset Allocation Fund was carried forward to align ongoing reporting of the Leuthold Core Investment Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Leuthold Funds - 2014 Annual Report	87

The Leuthold Funds

The components of net assets immediately before the acquisition were as follows:

			Accumulated
		Accumulated	net realized		Net
		net investment	gain/(loss)		Unrealized
	Capital Stock	income /(loss)	on investments		Appreciation	Net Assets
Leuthold Core Investment Fund	$454,023,967	$(4,092,312)	$67,821,018		$90,023,735	$607,776,408
Leuthold Asset Allocation Fund	489,133,392	(6,898,358)	(263,538,929	)*	13,583,460	232,279,565
Total	$943,157,359	$(10,990,670)	$(195,717,911)		$103,607,195	$840,055,973

* Due to rules under section 382 of the Internal Revenue Code, the combined Fund will only be able to utilize up to $47,062,326 of these losses and the losses will be limited to $8,129,785 each year ($17,598,977 in the first short year) over the next four years.  The combined Fund cannot utilize the remaining $216,476,603.

Assuming the acquisition of Leuthold Asset Allocation Fund had been completed on October 1, 2013, the combined Funds’ pro forma results in the Statement of Operations during the period ended September 30, 2014 were as follows:

Net investment income (loss)	$(1,957,781	)*
Net realized and unrealized gain (loss) on investment	$129,412,063	**
Net increase (decrease) in net assets resulting from operations	$127,454,282

  * $606,139 as reported in the Leuthold Core Investment Fund Statement of Operations, plus $(2,563,920) Leuthold Asset Allocation Fund pre-merger.
** $97,401,323 as reported in the Leuthold Core Investment Fund Statement of Operations plus $32,010,740 Leuthold Asset Allocation Fund pre-merger.

Because the combined Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Leuthold Asset Allocation Fund that have been included in the Leuthold Core Investment Fund’s Statement of Operations since November 7, 2013.

The following is a summary of significant accounting policies consistently followed by the Funds.

a)   Investment Valuation – Securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the NASDAQ Global Market, NASDAQ Global Select Market or the NASDAQ Capital Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are generally valued at the mean between the bid and the asked prices.  Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are generally valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Other assets, including certain investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Short-term instruments (those with remaining maturities of 60

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The Leuthold Funds

days or less) are valued at amortized cost, which approximates market value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairment of the issuer. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used.  Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined.

The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange.  The Board has approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange (NYSE). If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Funds’ Board of Directors. Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Physical metals are valued at prices provided by an independent pricing service. The Leuthold Core Investment Fund, the Leuthold Global Fund, and the Leuthold Global Industries Fund may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium, and other industrial and precious metals. Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source. As of September 30, 2014, none of the Funds held physical metals.

   b)     Fair Valuation Measurements – The Funds have adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2014:

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The Leuthold Funds

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$34,432,287	$––	$––	$34,432,287
Air Freight & Logistics	––	293,623	––	293,623
Airlines	44,264,653	380,715	––	44,645,368
Auto Components	233,204	1,504,553	155,793	1,893,550
Automobiles	791,413	183,236	––	974,649
Banks	338,401	2,940,827	––	3,279,228
Building Products	––	163,001	––	163,001
Chemicals	27,635,027	608,141	134,903	28,378,071
Construction & Engineering	––	206,034	––	206,034
Construction Materials	––	82,123	––	82,123
Consumer Finance	27,405,528	––	––	27,405,528
Containers & Packaging	164,148	112,725	––	276,873
Distributors	277,887	––	––	277,887
Diversified Financial Services	––	260,501	––	260,501
Diversified Telecommunication Services	302,933	166,401	––	469,334
Electric Utilities	289,064	500,839	––	789,903
Electrical Equipment	––	110,288	––	110,288
Electronic Equipment, Instruments & Components	38,736,047	620,963	––	39,357,010
Energy Equipment & Services	––	306,316	––	306,316
Food & Staples Retailing	14,277,013	349,607	––	14,626,620
Food Products	––	286,792	––	286,792
Gas Utilities	125,106	––	––	125,106
Health Care Equipment & Supplies	––	293,072	––	293,072
Health Care Providers & Services	64,915,398	298,092	––	65,213,490
Hotels, Restaurants & Leisure	––	142,301	––	142,301
Household Durables	535,724	1,022,699	––	1,558,423
Insurance	145,542	901,106	––	1,046,648
Internet Software & Services	––	922,650	––	922,650
IT Services	43,269,411	841,598	––	44,111,009
Machinery	––	217,491	––	217,491
Media	––	221,036	––	221,036
Metals & Mining	113,916	555,626	––	669,542
Multiline Retail	27,353,137	––	––	27,353,137
Oil, Gas & Consumable Fuels	61,980,019	1,433,442	––	63,413,461
Paper & Forest Products	279,763	––	––	279,763
Personal Products	958,242	––	––	958,242
Pharmaceuticals	492,814	828,985	––	1,321,799
Real Estate Management & Development	––	2,006,037	––	2,006,037
Road & Rail	––	143,811	––	143,811
Semiconductors & Semiconductor Equipment	35,616,632	996,917	––	36,613,549
Software	7,825,197	––	––	7,825,197
Specialty Retail	45,123,458	––	––	45,123,458
Technology Hardware, Storage & Peripherals	39,683,840	2,959,243	––	42,643,083
Textiles, Apparel & Luxury Goods	––	234,701	––	234,701
Trading Companies & Distributors	––	142,502	––	142,502
Transportation Infrastructure	276,891	321,612	––	598,503
Water Utilities	14,652,641	––	––	14,652,641
Wireless Telecommunication Services	1,385,376	208,302	––	1,593,678
Total Common Stocks	533,880,712	23,767,908	290,696	557,939,316

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Leuthold Core Investment Fund (continued)
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Preferred Stocks	$2,323,091	$––	$––	$2,323,091
Exchange Traded Funds	94,291,136	––	––	94,291,136
Corporate Bonds	––	16,390,474	––	16,390,474
United States Treasury Obligations	––	17,390,649	––	17,390,649
Foreign Government Bonds	––	51,026,320	––	51,026,320
Money Market Funds	25,859,508	––	––	25,859,508
Total Investments in Securities	$656,354,447	$108,575,351	$290,696	$765,220,494

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$39,108,074	$––	$––	$39,108,074
Exchange Traded Funds	53,169,884	––	––	53,169,884
Total Securities Sold Short	$92,277,958	$––	$––	$92,277,958

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. The following is a summary of transfers for the year ended September 30, 2014:

	Level 1	Level 2	Level 3
Transfers into:	$1,659,490	$206,034	$134,903
Transfers out of:	(206,034)	(1,794,393)	––
Net transfers into and/or out of:	$1,453,456	$(1,588,359)	$134,903

The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investment in
	Securities at
	Fair Value
Balance as of September 30, 2013	$0
Accrued discounts/premiums	––
Realized gain (loss)	––
Change in unrealized appreciation (depreciation)	––
Purchases	155,793	(1)
Sales	––
Transfer in and/or out of Level 3	134,903	(2)
Balance as of September 30, 2014	$290,696
Change in unrealized appreciation (depreciation) during the period ended for Level 3 investments held at September 30, 2014:	$––

(1)   This security (Mando Corp.) is classified as a Level 3 security due to a halt in trading on August 29, 2014 as a result of a pending corporate reorganization resulting in the creation of two separate corporations. This security is valued at the last traded price of 137,000 KRW.
(2)   This security (China Lumena New Materials Corp.) is classified as a Level 3 security due to a halt in trading on March 25, 2014, and the security is valued at the last traded price of 1.25 HKD.

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The Leuthold Funds

Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$12,132,130	$––	$––	$12,132,130
Auto Components	6,054,388	12,595,497	––	18,649,885
Automobiles	3,647,985	4,874,133	––	8,522,118
Banks	2,722,160	10,829,650	––	13,551,810
Electric Utilities	3,394,198	6,745,260	––	10,139,458
Electronic Equipment, Instruments & Components	11,755,332	6,344,878	––	18,100,210
Gas Utilities	4,763,701	2,952,193	––	7,715,894
Health Care Providers & Services	15,073,364	1,204,412	––	16,277,776
Household Durables	3,732,460	1,481,490	––	5,213,950
Insurance	14,910,306	12,716,623	––	27,626,929
Oil, Gas & Consumable Fuels	14,553,586	1,009,057	––	15,562,643
Paper & Forest Products	536,843	––	47,986	584,829
Real Estate Management & Development	3,710,017	5,687,696	––	9,397,713
Road & Rail	10,687,455	5,574,745	––	16,262,200
Semiconductors & Semiconductor Equipment	12,699,885	4,913,517	––	17,613,402
Technology Hardware, Storage & Peripherals	13,729,554	15,813,057	––	29,542,611
Water Utilities	––	1,222,765	––	1,222,765
Total Common Stocks	134,103,364	93,964,973	47,986	228,116,323
Preferred Stocks
Automobiles	––	1,462,241	––	1,462,241
Banks	722,400	––	––	722,400
Electric Utilities	2,279,258	––	––	2,279,258
Total Preferred Stocks	3,001,658	1,462,241	––	4,463,899
Exchange Traded Funds	38,442,399	––	––	38,442,399
Corporate Bonds	––	4,929,325	––	4,929,325
United States Treasury Obligations	––	6,618,023	––	6,618,023
Foreign Government Bonds	––	22,685,885	––	22,685,885
Money Market Funds	28,089,171	––	––	28,089,171
Total Investments in Securities	$203,636,592	$129,660,447	$47,986	$333,345,025

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$121,289	$124,024	$––	$245,313
Air Freight & Logistics	109,959	––	––	109,959
Banks	228,787	––	––	228,787
Capital Markets	493,082	358,382	––	851,464
Chemicals	120,746	––	––	120,746
Commercial Services & Supplies	396,180	––	––	396,180
Construction & Engineering	134,595	220,596	––	355,191
Food & Staples Retailing	362,255	94,791	––	457,046
Food Products	668,492	219,130	––	887,622
Health Care Equipment & Supplies	589,519	130,207	––	719,726
Health Care Technology	––	117,065	––	117,065
Hotels, Restaurants & Leisure	350,581	238,404	––	588,985
Industrial Conglomerates	––	150,141	––	150,141
Internet & Catalog Retail	377,664	––	––	377,664
Internet Software & Services	350,429	––	––	350,429
Leisure Products	––	277,815	––	277,815

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Leuthold Global Fund (continued)
Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Life Sciences Tools & Services	$––	$140,002	$––	$140,002
Machinery	––	150,683	––	150,683
Media	597,442	131,254	––	728,696
Paper & Forest Products	105,866	113,108	––	218,974
Personal Products	108,750	246,965	––	355,715
Pharmaceuticals	113,743	––	––	113,743
Professional Services	437,572	215,448	––	653,020
Software	767,825	––	––	767,825
Specialty Retail	385,761	241,677	––	627,438
Textiles, Apparel & Luxury Goods	––	240,615	––	240,615
Thrifts & Mortgage Finance	243,467	––	––	243,467
Total Common Stocks	7,064,004	3,410,307	––	10,474,311
Exchange Traded Funds	27,335,689	––	––	27,335,689
Total Securities Sold Short	$34,399,693	$3,410,307	$––	$37,810,000

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. There were transfers into Level 1 and out of Level 2 in the amount of $1,181,117 for the year ended September 30, 2014.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in
	Securities at
	at Fair Value
Balance as of September 30, 2013	$48,041
Accrued discounts/premiums	––
Realized gain (loss)	––
Change in unrealized appreciation (depreciation)	(55	)*
Purchases	––
Sales	––
Transfers into and/or out of Level 3	––
Balance as of September 30, 2014	$47,986	(1)
Change in unrealized appreciation (depreciation) during the period ended for Level 3 investments held at September 30, 2014:	$(55	)*

*	Unrealized depreciation is due to a change in foreign currency exchange rate.

(1)	This security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Directors. Leuthold Weeden Capital Management (the “Adviser”) submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of HKD 2.95. Significant changes in the discount rate may result in a change in fair value measurement. During the entire period the discount rate was 95%.

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The Leuthold Funds

Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$14,875,558	$––	$––	$14,875,558
Preferred Stocks	50,033	––	––	50,033
Money Market Funds	72,024	––	––	72,024
Total Investments in Securities	$14,997,615	$––	$––	$14,997,615

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Leuthold Global Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$1,421,211	$––	$––	$1,421,211
Auto Components	715,638	1,516,677	––	2,232,315
Automobiles	427,615	602,890	––	1,030,505
Banks	339,043	1,347,042	––	1,686,085
Electric Utilities	436,271	834,234	––	1,270,505
Electronic Equipment, Instruments & Components	1,386,522	769,833	––	2,156,355
Gas Utilities	572,119	357,409	––	929,528
Health Care Providers & Services	1,769,447	145,709	––	1,915,156
Household Durables	443,878	179,616	––	623,494
Insurance	1,767,786	1,536,379	––	3,304,165
Oil, Gas & Consumable Fuels	1,765,307	123,852	––	1,889,159
Paper & Forest Products	62,935	––	2,241	65,176
Real Estate Management & Development	445,930	713,693	––	1,159,623
Road & Rail	1,296,975	658,550	––	1,955,525
Semiconductors & Semiconductor Equipment	1,493,801	601,826	––	2,095,627
Technology Hardware, Storage & Peripherals	1,624,529	1,924,288	––	3,548,817
Water Utilities	––	147,293	––	147,293
Total Common Stocks	15,969,007	11,459,291	2,241	27,430,539
Preferred Stocks
Automobiles	––	176,139	––	176,139
Banks	96,958	––	––	96,958
Electric Utilities	277,125	––	––	277,125
Total Preferred Stocks	374,083	176,139	–	550,222
Total Investments in Securities	$16,343,090	$11,635,430	$2,241	$27,980,761

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.  There were transfers into Level 1 and out of Level 2 in the amount of $142,251 for the year ended September 30, 2014.

The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

94	The Leuthold Funds - 2014 Annual Report

The Leuthold Funds

	Investments in
	Securities
	at Fair Value
Balance as of September 30, 2013	$2,243
Accrued discounts/premiums	––
Realized gain (loss)	––
Change in unrealized appreciation (depreciation)	(2)	*
Purchases	––
Sales	––
Transfers into and/or out of Level 3	––
Balance as of September 30, 2014	$2,241	(1)
Change in unrealized appreciation (depreciation) during the period ended for Level 3 investments held at September 30, 2014:	$(2)

*	Unrealized depreciation is due to a change in foreign currency exchange rate.

(1)
This security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011.  The security is valued at fair value as determined in good faith by the Directors.  The Adviser submits a report to the Directors setting forth the factors considered in determining the price.  The significant unobservable input used in the fair valuation of the security is a discount of 95% from the last traded price of HKD 2.95.  Significant changes in the discount rate may result in a change in fair value measurement.  During the entire period the discount rate was 95%.

Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$1,183,717	$––	$––	$1,183,717
Total Investments in Securities	$1,183,717	$––	$––	$1,183,717

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$65,078,047	$––	$––	$65,078,047
Exchange Traded Funds	2,790,788	––	––	2,790,788
Total Securities Sold Short	$67,868,835	$––	$––	$67,868,835

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

For further information regarding security characteristics, see the Schedules of Investments.

c)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as  “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.  The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.  The tax character of distributions paid during the fiscal years ended September 30, 2014 and 2013 was as follows:

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The Leuthold Funds

Year Ended September 30, 2014

	Leuthold		Leuthold	Leuthold
	Core	Leuthold	Select	Global	Grizzly
	Investment	Global	Industries	Industries	Short
	Fund	Fund	Fund	Fund	Fund
Distributions paid from:
Ordinary Income	$24,526,872	$18,066,758	$––	$213,646	$––
Long Term Capital Gain	41,105,770	20,259,943	––	––	––
Return of Capital	––	––	––	––	––
Total Distribution Paid	$65,632,642	$38,326,701	$––	$213,646	$––

Year Ended September 30, 2013

	Leuthold		Leuthold	Leuthold
	Core	Leuthold	Select	Global	Grizzly
	Investment	Global	Industries	Industries	Short
	Fund	Fund	Fund	Fund	Fund
Distributions paid from:
Ordinary Income	$14,177,488	$3,759,728	$33,785	$69,238	$––
Long Term Capital Gain	––	––	––	––	––
Return of Capital	––	––	––	––	––
Total Distribution Paid	$14,177,488	$3,759,728	$33,785	$69,238	$––

At September 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold		Leuthold	Leuthold
	Core	Leuthold	Select	Global	Grizzly
	Investment	Global	Industries	Industries	Short
	Fund	Fund	Fund	Fund	Fund
Undistributed Ordinary Income	$15,386,590	$6,958,022	$––	$43,270	$––
Undistributed long-term gains	34,728,908	25,689,775	––	380,557	––
Distributable earnings	50,115,498	32,647,797	––	423,827	––
Capital loss carryover and late-year losses	(29,463,349)	––	(1,450,099)	––	(161,134,891)
Other accumulated gains	2,200,406	448,628	––	––	3,350,722
Unrealized appreciation	97,472,268	32,216,540	2,419,922	2,510,644	––
Total accumulated earnings (deficit)	$120,324,823	$65,312,965	$969,823	$2,934,471	$(157,784,169)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.  These differences are primarily due to net operating losses, and differences from REIT adjustments and foreign currency gain and loss.

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2014, the following table shows the reclassifications made:

96	The Leuthold Funds - 2014 Annual Report

The Leuthold Funds

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital

Leuthold Core Investment Fund	$(2,989,496)	$(44,574,521)	$47,564,017
Leuthold Global Fund	1,870,215	(1,870,216)	1
Leuthold Select Industries Fund	8,596	3,173	(11,769)
Leuthold Global Industries Fund	44,578	(44,578)	––
Grizzly Short Fund	2,719,081	(18,431)	(2,700,650)

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years.  Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized.  If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used.  As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused.  Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses, whereas under prior law all capital losses were carried forward as short-term capital losses.

	Leuthold			Leuthold		Leuthold
	Core		Leuthold	Select		Global	Grizzly
	Investment		Global	Industries		Industries	Short
	Fund		Fund	Fund		Fund	Fund

Expires 09/30/17	$(29,463,349	)*	$––	$(646,879	)*	$––	$––
Expires 09/30/18	––		––	(764,408)		––	(18,663,090)
Expires 09/30/19	––		––	––		––	(25,380,935)
Unlimited Short-Term	––		––	––		––	(105,532,771)

* Capital loss carryforward transferred in from merger, subject to annual limitations.

The Grizzly Short Fund and Leuthold Select Industries Fund intend to defer and treat $11,558,095 and $38,812, respectively, of qualified late-year losses incurred during the fiscal year ended September 30, 2014 as arising in the fiscal year ending September 30, 2015.

As of September 30, 2014, the Funds had no tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

d)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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The Leuthold Funds

f)
Basis for Consolidation for the Leuthold Core Investment Fund and Leuthold Global Fund –The Leuthold Core Investment Fund and Leuthold Global Fund may invest up to 25% of their total assets in their Subsidiary, Leuthold Core, Ltd. and Leuthold Global, Ltd. (the “Subsidiaries”), respectively.  The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly owned and controlled by the Leuthold Core Investment Fund and Leuthold Global Fund, respectively, and are therefore consolidated in the respective Funds’ financial statements herein.  All intercompany balances, revenues, and expenses have been eliminated in consolidation.  The Subsidiaries act as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund and Leuthold Global Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.  As of September 30, 2014, no assets were held in the Subsidiaries.

g)
Short Positions – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. Grizzly Short Fund’s receivable from broker for securities sold short is with two major security dealers.

h)
Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond.  For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

i)
Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors fees and expenses, insurance expense, and legal fees are allocated between the five Funds based on the relative net asset value of the individual Funds.

j)
Counterparty risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the credit worthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

k)
Subsequent Events – The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements.  This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

98	The Leuthold Funds - 2014 Annual Report

The Leuthold Funds

2.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments and short sales, for the year ended September 30, 2014 are summarized below.

	Leuthold		Leuthold	Leuthold
	Core	Leuthold	Select	Global
	Investment	Global	Industries	Industries
	Fund	Fund	Fund	Fund
Purchases	$672,575,589	$225,371,133	$12,234,434	$39,522,538
Sales	586,448,022	276,254,991	9,040,522	27,660,996

There were no purchases or sales of investment securities presented for the Grizzly Short Fund because this Fund invests only in securities sold short.

At September 30, 2014, gross unrealized appreciation and depreciation of investments and cost of investments (excluding short positions) for tax purposes were as follows:

	Leuthold		Leuthold	Leuthold
	Core	Leuthold	Select	Global	Grizzly
	Investment	Global	Industries	Industries	Short
	Fund	Fund	Fund	Fund	Fund
Tax cost of investments	$667,724,663	$301,075,287	$12,577,693	$25,465,902	$1,183,717
Gross unrealized appreciation	118,696,224	42,501,750	2,864,335	3,623,902	1,519,058
Gross unrealized depreciation	(21,223,956)	(10,285,210)	(444,413)	(1,113,258)	(1,519,058)
Net unrealized appreciation	$97,472,268	$32,216,540	$2,419,922	$2,510,644	––

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales.

The Core Investment Fund and the Global Fund owned 5% or more of the voting securities of the following companies during the year ended September 30, 2014. As a result, these companies are deemed to be affiliates of the Core Investment Fund and the Global Fund as defined by the 1940 Act. Transactions during the period in these securities of affiliated companies were as follows:

Leuthold Core Investment Fund
	Share Activity
	Balance			Balance	Dividend	Fair Value at
Security Name	09/30/13	Purchases	Sales	09/30/14	Income	09/30/14
CurrencyShares Japanese Yen Trust	160,155	87,000	157,468	89,687	$––	$7,964,206
					$––	$7,964,206

Leuthold Global Fund
	Share Activity
	Balance			Balance	Dividend	Fair Value at
Security Name	09/30/13	Purchases	Sales	09/30/14	Income	09/30/14
CurrencyShares Japanese Yen Trust(1)	95,068	19,300	78,384	35,984	$––	$3,195,379
					$––	$3,195,379

(1) Issuer was not an affiliate as of September 30, 2014 due to sales during the year.

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The Leuthold Funds

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Each of the Funds has entered into an Investment Advisory Agreement (“advisory agreement”) with the Adviser. Pursuant to its advisory agreements with the Funds, the Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s daily net assets and payable monthly, at annual rates of:

Leuthold		Leuthold	Leuthold
Core	Leuthold	Select	Global	Grizzly
Investment	Global	Industries	Industries	Short
Fund	Fund	Fund	Fund	Fund
0.90%	1.10%	1.00%	1.00%	1.25%

The Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, including organization expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on short positions, and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

			Leuthold	Leuthold
			Global	Global
Leuthold		Leuthold	Industries	Industries
Core	Leuthold	Select	Fund	Fund	Grizzly
Investment	Global	Industries	Retail	Institutional	Short
Fund	Fund	Fund	Class	Class	Fund
1.25%	1.85%	1.50%(1)	1.50%(2)	1.25%(2)	2.50%

(1) Effective August 11, 2014, the Adviser has contractually agreed to reduce the expense limitation for the Leuthold Select Industries Fund from 1.60% to 1.50%.

(2)    Effective August 11, 2014, the Adviser has contractually agreed to reduce the expense limitation for the Leuthold Global Industries Fund from 1.60% at the total Fund level to 1.50% for the Retail Class and 1.25% for the Institutional Class.

Any waiver or reimbursement is subject to later adjustments to allow the Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Amounts subject to future recoupment as of September 30, 2014 are as follows:

Leuthold Select Industries Fund		Leuthold Global Industries Fund
Year of Expiration	Recoverable Amount	Year of Expiration	Recoverable Amount
9/30/2015	$16,951	9/30/2015	$58,737
9/30/2016	22,934	9/30/2016	71,564
9/30/2017	13,531	9/30/2017	89,378

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. For the year ended September 30, 2014, the Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries, and Grizzly Short Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $205,599, $18,731, $4,166, $1,244, and $33,603, respectively, for brokerage commissions.

100	The Leuthold Funds - 2014 Annual Report

The Leuthold Funds

4.	DISTRIBUTION PLAN

The Leuthold Global Fund – Retail Class and Leuthold Global Industries Fund – Retail Class has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Funds’ shareholders, assists in the maintenance of the Funds’ shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Board of Directors. To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

5.	INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

6.	ILLIQUID SECURITIES

Each Fund may invest up to 15% of net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

7.	LENDING PORTFOLIO SECURITIES

The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. The Funds did not lend any portfolio securities during the reporting period, and will not enter into any securities lending arrangements in the future without the prior approval of the Board of Directors.

The Leuthold Funds - 2014 Annual Report	101

The Leuthold Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors Leuthold Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short (as applicable), of Leuthold Funds, Inc., comprising Leuthold Core Investment Fund (consolidated), Leuthold Global Fund (consolidated), Leuthold Select Industries Fund, Leuthold Global Industries Fund, and Grizzly Short Fund (collectively, the Funds), as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Leuthold Funds, Inc. at September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 26, 2014

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The Leuthold Funds

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2014, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Leuthold Core Investment Fund 28.08%, Leuthold Global Fund 34.12%, and Leuthold Global Industries Fund 100.00%.

The percentage of dividend income distributed for the year ended September 30, 2014, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Leuthold Core Investment Fund 21.04%, Leuthold Global Fund 7.20%, and Leuthold Global Industries Fund 45.50%.

The Leuthold Core Investment Fund and Leuthold Global Fund designated 6.22% and 4.96%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2014. The Leuthold Core Investment Fund and Leuthold Global Fund designated 20.97% and 76.25%, respectively, of their ordinary distributions paid as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the year ended September 30, 2014.

The Leuthold Global Industries Fund has elected to pass through certain foreign taxes to its shareholders under Internal Revenue Code Section 853. These taxes total $52,505 for the year ended September 30, 2014. Additional information will be provided with the Fund’s Forms 1099 for the 2014 tax year.

The Leuthold Funds - 2014 Annual Report	103

The Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
Lawrence L. Horsch (1934) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Chairman and Director	Indefinite Term, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	5	None

Paul M. Kelnberger (1943) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite Term, Director since 1995	Consultant to Johnson, West & Co., PLC	5	None

Addison L. Piper (1946) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite Term, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies.	5	Piper Jaffray Companies

Interested Directors (and Officers)

John C. Mueller (1968) 33 South Sixth Street Suite 4600	Director	Indefinite Term, Director since 2009	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for	5	None
Minneapolis, MN 55402	President	One year term, President since 2011	The Leuthold Group since 2001.

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The Leuthold Funds

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
Holly J. Weiss (1968) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Secretary and Treasurer	One Year Term, Secretary and Treasurer since 2009
Chief Financial Officer of the Adviser since 2011 and Controller of the Adviser from 2008 to 2011. Prior to joining the Adviser, she was Controller of Churchill Capital Mezzanine Finance from 2001-2008.
				N/A	N/A

Roger A. Peters (1960) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One Year Term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A

Glenn R. Larson (1965) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Assistant Secretary	One Year Term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’ website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

The Leuthold Funds - 2014 Annual Report	105

The Leuthold Funds

Investment Adviser:
Leuthold Weeden Capital Management,
Minneapolis, Minnesota

Administrator, Transfer Agent,
Dividend Paying Agent,
Shareholder Servicing Agent:
U.S. Bancorp Fund Services, LLC,
Milwaukee, Wisconsin

Custodian:
U.S. Bank, N.A.,
Milwaukee, Wisconsin

Counsel:
Foley & Lardner, LLP,
Milwaukee, Wisconsin

Independent Registered
Public Accounting Firm:
Ernst &Young LLP,
Minneapolis, Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has made an amendment to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$183,900	$211,900
Audit-Related Fees	$0	$0
Tax Fees	$16,110	$18,120
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Furnished herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Leuthold Funds, Inc.

By (Signature and Title)* /s/ John Mueller
                                                   John Mueller, President

Date         December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Mueller
                                                   John Mueller, President

Date         December 5, 2014

By (Signature and Title)* /s/ Holly Weiss
                                                   Holly Weiss, Treasurer

Date         December 5, 2014

* Print the name and title of each signing officer under his or her signature.